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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Stewart & Stevenson Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEWART & STEVENSON SERVICES, INC.
2707 NORTH LOOP WEST
P.O. BOX 1637
HOUSTON, TEXAS 77251-1637

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 9, 2004

Dear Shareholder:

        The Annual Meeting of Shareholders of Stewart & Stevenson Services, Inc. (the "Company") will be held at 9:00 a.m. on Friday, July 9, 2004, at the Company's fabrication facility at 5000 I-10 West, Sealy, Texas, for the following purposes:

  1.
  Election of three directors to the Board of Directors.

  2.
  Ratification of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending January 31, 2005.

  3.
  Approval of Amendment No. 1 to the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan.

  4.
  Approval of the Stewart & Stevenson Services, Inc. Amended and Restated 1993 Nonofficer Employee Stock Option Plan.

  5.
  If necessary, approval of any proposal to postpone or adjourn the meeting to a later date to solicit additional proxies if there are not sufficient votes to constitute a quorum or sufficient votes to approve the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan and the Stewart & Stevenson Services, Inc. Amended and Restated 1993 Nonofficer Employee Stock Option Plan at the meeting.

  6.
  Transaction of such other business as may properly come before the meeting or any adjournment thereof.

        Only record holders of our Common Stock at the close of business on May 24, 2004 will be entitled to vote at the meeting or any adjournment thereof.

        It is important that your shares be represented at the meeting. Even if you plan to attend, we urge you to complete and sign the proxy card, and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend this meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS
CARL B. KING
June 7, 2004	Senior Vice President, Secretary and General Counsel

YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND DELIVERING A PROXY BEARING A LATER DATE, BY GIVING

NOTICE OF REVOCATION IN WRITING TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO ITS USE, OR BY VOTING IN PERSON AT THE MEETING.

STEWART & STEVENSON SERVICES, INC.
2707 North Loop West
P.O. Box 1637
Houston, Texas 77251-1637

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
July 9, 2004, and Adjournments

Approximate date proxy material first sent to shareholders:
June 7, 2004

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

        The proxy furnished herewith, for use only at the Annual Meeting of Shareholders to be held at 9:00 a.m. on Friday, July 9, 2004, at the Company's fabrication facility at 5000 I-10 West, Sealy, Texas, and any and all adjournments thereof, is solicited by the Board of Directors of Stewart & Stevenson Services, Inc. (the "Company"). Such solicitation is being made by mail and may also be made in person or by telephone by officers, directors and non-officer employees of the Company, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. In addition, the Company has retained MacKenzie Partners, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The Company has agreed to reimburse MacKenzie Partners, Inc. for expenses incurred in connection with the solicitation and to pay a solicitation fee of approximately $10,000.00. The Company will pay all expenses incurred in this solicitation of proxies.

        As of the date of these proxy materials, the Board of Directors is aware of the following matters that will be considered at the meeting:

  1.
  The election of three directors to the Board of Directors of the Company.

  2.
  The ratification of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending January 31, 2005.

  3.
  The approval of Amendment No. 1 to the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan.

  4.
  The approval of the Stewart & Stevenson Services, Inc. Amended and Restated 1993 Nonofficer Employee Stock Option Plan.

  5.
  If necessary, approval of any proposal to postpone or adjourn the meeting to a later date to solicit additional proxies if there are not sufficient votes to constitute a quorum or sufficient votes to approve the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan and the Stewart & Stevenson Services, Inc. Amended and Restated 1993 Nonofficer Employee Stock Option Plan at the meeting.

  6.
  The transaction of such other business as may properly come before the meeting or any adjournment thereof.

        The presence of the holders of a majority of the issued and outstanding shares of the Company's common stock, without par value (the "Common Stock"), entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual

Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient shares represented at the meeting to constitute a quorum, the meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

        Directors are elected by a plurality of the votes cast at the meeting. The three nominees that receive the greatest number of votes will be elected even though the number of votes received may be less than a majority of the shares represented in person or by proxy at the meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other shareholders vote for such a nominee.

        The ratification of Ernst & Young LLP as the Company's independent auditor requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal.

        The approval of Amendment No. 1 to the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan (the "Amendment to the 1996 Plan") requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal.

        The approval of the Stewart & Stevenson Services, Inc. 1993 Amended and Restated Nonofficer Employee Stock Option Plan (the "Amended and Restated 1993 Plan") requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal.

        The rules of the New York Stock Exchange require that equity compensation plans which require stockholder approval must be approved by a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over fifty percent in interest of all shares entitled to vote on the proposal. Broker non-votes do not constitute "votes cast" and are subtracted when determining whether fifty percent of the outstanding shares have been voted on an equity compensation plan proposal. Abstentions, however, are treated as "votes cast" for the purpose of determining if the proposal has been approved.

        Any shareholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the meeting. All properly executed proxies received by the Company and not revoked will be voted at the meeting, or any adjournment thereof, in accordance with the specifications of the shareholder. If no instructions are specified on the proxy, shares represented thereby will be voted FOR the election of the three director nominees described herein, FOR the ratification of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending January 31, 2005, FOR the approval of the Amendment to the 1996 Plan, FOR the approval of the Amended and Restated 1993 Plan, and FOR Proposal No. 5, if necessary. Proxies also grant discretionary authority as to matters presented at the meeting of which the Board of Directors had no notice on the date hereof, approval of the minutes of the prior annual meeting and matters incident to the conduct of the meeting.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        At the close of business on May 24, 2004, the record date for the 2004 Annual Meeting of Shareholders, the Company had outstanding 28,728,885 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote with respect to each of the three director positions, one vote with respect to the ratification of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending January 31, 2005, one vote with respect to the approval of Amendment No. 1 to the Amended and Restated 1996 Director Stock Plan and one vote with respect to the approval of the Stewart & Stevenson Services, Inc. 1993 Nonofficer Employee Stock Option Plan. Cumulative voting is not permitted under the Company's Third Restated Articles of Incorporation. Only shareholders of record at the close of business on May 24, 2004 are entitled to vote at, or execute proxies relating to, the 2004 Annual Meeting of Shareholders.

        The following table lists the beneficial ownership of shares of the Company's Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer during the last fiscal year and the four additional highest compensated executive officers who were serving as executive officers on January 31, 2004, (iv) each person who would have been one of such four highest compensated executive officers but was not serving as an executive officer on January 31, 2004, and (v) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of April 30, 2004 and is based on the books and records of the Company and information obtained from each individual. Information with respect to institutional shareholders is based upon the Schedule 13D or Schedule 13G filed by such shareholders with the Securities and Exchange Commission (the "Commission").

	Amount and Nature of Beneficial Ownership
Name of Individual or Group	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power	Total Beneficial Ownership		Percent Of Class
5% OR GREATER SHAREHOLDERS
ICM Asset Management, Inc. W. 601 Main Avenue, Suite 600 Spokane, WA 99201	-0-	1,387,170	-0-	2,220,470	2,220,470		7.8%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	1,857,916	-0-	1,857,916	-0-	2,071,072		7.2%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,810,409	-0-	1,810,409	-0-	1,810,409		6.3%
Stevenson Voting Group(1) c/o Donald E. Stevenson P.O. Box 1637 Houston, TX 77251	1,699,679	1,976	1,699,679	1,976	1,728,130	(2)	6.0%
DIRECTORS AND NOMINEES
Donald E. Stevenson	304,176	1,976	304,176	1,976	337,026	(3)	1.2%
Robert S. Sullivan	3,222	-0-	3,222	-0-	21,222	(4)	*
Khleber V. Attwell	7,774	-0-	7,774	-0-	22,774	(5)	*
Darvin M. Winick	5,211	-0-	5,211	-0-	19,211	(6)	*
Howard Wolf	20,211	-0-	20,211	-0-	34,211	(6)	*
Monroe M. Luther	8,190	-0-	8,190	-0-	19,190	(7)	*
Charles R. Ofner	3,190	-0-	3,190	-0-	14,190	(7)	*
Max L. Lukens	31,266	-0-	31,266	-0-	142,266	(8)	*
James M. Tidwell	-0-	-0-	-0-	-0-	-0-	(9)	*
NON-DIRECTOR EXECUTIVE OFFICERS
Richard M. Wiater(10)	5,000	-0-	5,000	-0-	99,000	(11)	*
Dennis M. Dellinger	835	-0-	835	-0-	47,085	(12)	*
Carl B. King	-0-	-0-	-0-	-0-	48,375	(13)	*
Caldwell Phillip Joy	-0-	-0-	-0-	-0-	16,250	(14)	*
FORMER EXECUTIVE OFFICER
Michael L. Grimes(15)	23,582	-0-	23,582	-0-	23,582	(16)	*
ALL DIRECTORS AND EXECUTIVE OFFICERS
(18 Persons)	392,957	1,976	392,957	1,976	893,907	(17)	3.1%

*
Less than 1%

(1)
According to an amended Schedule 13D filed with the Commission on February 7, 2002, Donald E. Stevenson, Keith T. Stevenson, the Donald E. Stevenson Testamentary Trust (of which

  Donald E. Stevenson is trustee) and the Estate of Madlin Stevenson (of which Donald E. Stevenson and Keith T. Stevenson are co-executors) are parties to a voting agreement. The voting agreement provides that the parties thereto will agree how to vote all of the shares of Common Stock currently owned by those parties (and any after acquired shares of Common Stock if the addition is approved by the holders of a majority of the shares subject to the voting agreement at that time) on any matter submitted by the Company to a shareholder vote. If the parties to the voting agreement fail to unanimously agree how to vote such shares, such parties agree to vote in accordance with the wishes of Donald E. Stevenson. The voting agreement will terminate on January 31, 2010 unless earlier terminated by a majority vote of the shares subject to the voting agreement. The shares of Common Stock described as beneficially owned by Donald E. Stevenson are included in the Stevenson Voting Group. Mr. Stevenson has indicated that he will not stand for reelection to the Board of Directors.

(2)
Pursuant to the Company's records, includes options to purchase 26,475 shares of Common Stock.

(3)
Includes options to purchase 32,850 shares of Common Stock.

(4)
Includes options to purchase 18,000 shares of Common Stock.

(5)
Includes options to purchase 15,000 shares of Common Stock.

(6)
Includes options to purchase 14,000 shares of Common Stock.

(7)
Includes options to purchase 11,000 shares of Common Stock.

(8)
Includes options to purchase 111,000 shares of Common Stock.

(9)
Mr. Tidwell has been nominated for election to the Board of Directors at the Annual Meeting to serve as a director until the 2007 Annual Meeting of Shareholders.

(10)
Mr. Wiater retired as an officer of the Company effective February 29, 2004.

(11)
Includes options to purchase 94,000 shares of Common Stock.

(12)
Includes options to purchase 46,250 shares of Common Stock.

(13)
Includes options to purchase 48,375 shares of Common Stock.

(14)
Includes options to purchase 16,250 shares of Common Stock.

(15)
Mr. Grimes resigned as President and Chief Executive Officer and director of the Company effective September 15, 2003.

(16)
Mr. Grimes' Common Stock ownership is based on the books and records of the Company before his resignation as a director and officer of the Company.

(17)
Includes options to purchase 500,950 shares of Common Stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board of Directors of the Company consists of eight directors divided into two classes of three members and one class of two members. At each Annual Meeting of Shareholders one class is elected to hold office for a term of three years. Members of the other classes continue to serve for the remainder of their respective terms. In accordance with the Bylaws of the Company, a director must retire upon the expiration of such director's term following his 73rd birthday. Max L. Lukens, Robert S. Sullivan, and Donald E. Stevenson are members of the class of Directors whose term expires at the 2004 Annual Meeting of Shareholders. Mr. Stevenson has notified the Company that he will not stand for reelection to the Board of Directors. Max L. Lukens, Robert S. Sullivan, and James M. Tidwell have been nominated for election to the Board of Directors at the Annual Meeting to serve as directors until the 2007 Annual Meeting of Shareholders. Mr. Lukens and Mr. Sullivan were last elected as directors at the 2001 Annual Meeting.

        Each of the nominees has consented to be named herein and to serve if elected. The Board of Directors believes that each of the nominees will be willing and able to serve. If any such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors. The Board of Directors recommends that the shareholders elect the nominees listed below. Unless otherwise specified, all properly executed proxies received by the Company will be voted at the Annual Meeting or any adjournment thereof for the election of the three persons whose names are listed in the following table as nominees for directors whose term will expire in 2007. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

PERSONS NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2007

Name and Principal Occupation	Age	Director Since
MAX L. LUKENS(1)	55	2000

Mr. Lukens is President and Chief Executive Officer of the Company. He previously served as Chairman of the Board and Interim Chief Executive Officer and President of the Company. He also previously served as Chairman of the Board, President and Chief Executive Officer of Baker Hughes Incorporated, an oilfield services company. Mr. Lukens is a Director for NCI Building Systems, Inc., a maker of engineered metal building systems and components, and is Treasurer of the Children's Museum of Houston.
ROBERT S. SULLIVAN(2)(3)	60	1992

Dr. Sullivan is Dean of the University of California, San Diego, Rady School of Management. He previously served as Chairman of the Board of the Company; Dean of the Kenan-Flagler Business School of the University of North Carolina at Chapel Hill; Director of the IC2 Institute at The University of Texas at Austin; and Dean of the Graduate School of Industrial Administration, Carnegie Mellon University, Pittsburgh, Pennsylvania.
JAMES M. TIDWELL	57	Nominee

Mr. Tidwell is Vice President of Finance and Chief Financial Officer of WEDGE Group Incorporated, a privately owned investment firm with holdings in manufacturing, hotels, commercial real estate, and oilfield services. He previously served as President of Daniel Measurement & Control, a division of Emerson Electric Co. and provider of flow measurement equipment and services to the energy industry. Mr. Tidwell was Executive Vice President and Chief Financial Officer of Daniel Industries, Inc. from 1996 to 1999 before its acquisition by Emerson Electric Co., and Vice President and Chief Financial Officer of Hydril Company LP, a manufacturer of blowout preventers and premium connections for oilfield tubulars, from 1993 to 1996. Mr. Tidwell is a Director of Pioneer Drilling Company, a provider of land contract drilling services to oil and gas operators, T-3 Energy, Services, Inc., a provider of oilfield products and services, and Link Energy LLC, a marketer and transporter of crude oil that has sold its operations and is winding up its business.

        The following persons have been previously elected as Directors of the Company and will continue to serve after the Annual Meeting.

DIRECTORS WHOSE TERM EXPIRES IN 2005

Name and Principal Occupation	Age	Director Since
KHLEBER V. ATTWELL(1)(3)(4)	73	1998

Mr. Attwell is in private practice as a Management Consultant since 1989. Prior to that time he was a partner in the international accounting firm of Ernst & Young LLP. His major clients have represented oil and gas, food processing, manufacturing and distribution, education, health care, construction, and publishing. He is a Certified Public Accountant and Certified Management Accountant. Mr. Attwell taught at Rice University for 11 years as an adjunct professor.
DARVIN M. WINICK, PH.D.(1)(3)(4)	74	1999

Dr. Winick is President of Winick Consultants, an Organizational Consulting firm. He is a Senior Research Fellow at The University of Texas at Austin, and Chairman of the National Assessment Governing Board, a 26 member policy-making board for the National Assessment of Education Progress. Dr. Winick previously served as Chairman of the Executive Committee of Maxim Bank.
HOWARD WOLF(1)(2)(4)	69	1999

Mr. Wolf is Chairman of the Board of the Company, a private investor and attorney. He previously was a Senior Partner in the international law firm of Fulbright & Jaworski L.L.P. In December 2003, Mr. Wolf was appointed by the Texas Lieutenant Governor, David Dewhurst, to serve a two year term as a member of the Texas Sunset Advisory Commission, which reports to the Legislature of Texas and recommends the termination or modification of State agencies and commissions.

DIRECTORS WHOSE TERM EXPIRES IN 2006

Name and Principal Occupation	Age	Director Since
MONROE M. LUTHER(2)(3)	63	2000

Mr. Luther is Chairman of Wind River Capital Company, a venture capital company, Chairman of The Prague Post, a newspaper publisher, and Chairman of Bigger Than That Productions, a magazine publisher. Mr. Luther was the founder and former Chief Executive Officer of Eagle Management & Trust Company, an investment management and trust company.
CHARLES R. OFNER(2)(4)	58	2000

Mr. Ofner is a Private Investor and Consultant in the international oil and gas business. He previously served as Senior Vice President of R&B Falcon Corporation, an offshore drilling company, until its merger with Transocean Sedco Forex, Inc. on January 31, 2001. Mr. Ofner also previously served as Senior Vice President of Reading & Bates Corporation, an offshore drilling company. Mr. Ofner's thirty years in the oil and gas business include assignments in operations, marketing and finance, with eighteen years in foreign assignments in the Middle East, Southeast Asia and Europe.

(1)
Member of Executive Committee.

(2)
Member of Compensation and Management Development Committee.

(3)
Member of Audit Committee.

(4)
Member of Nominating and Governance Committee.

CORPORATE GOVERNANCE

        The principal responsibility of the Company's Board of Directors is to exercise governance as representative of the Company's shareholders so as to promote the successful performance of the Company. The Company's Board of Directors has five primary functions:

  •
  select, compensate and evaluate the chief executive and other officers and review succession planning;

  •
  review and evaluate the Company's performance against broad financial objectives, major strategies and plans and actions of the Company;

  •
  provide direction, advice and counsel to senior management;

  •
  select appropriate candidates for election as directors; and

  •
  review the Company's systems and practices designed to bring about compliance with applicable laws and regulations, including its accounting and financial reporting obligations.

        The Board has adopted and adheres to guidelines on corporate governance, which the Board and management believe promote these functions, and which are intended to assist the Board in its exercise of its responsibilities. These guidelines (the "Governance Guidelines") are set forth in the "Guidelines on Corporate Governance and Nominating and Governance Committee Charter," which are available under the Corporate Governance section of the Company's website at http://www.ssss.com.

Board of Directors

        The Board of Directors held twelve meetings during the fiscal year ended January 31, 2004 ("Fiscal 2003"). During Fiscal 2003, no director attended fewer than 80% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which he served.

Compensation of Directors

        During Fiscal 2003, directors whose principal occupation was other than employment with the Company were compensated in cash at the rate of $20,000 per year plus $2,000 for each meeting of the Board of Directors and each committee meeting attended in person and $1,000 for each meeting attended by telephone. Each committee chairman received an annual fee of $5,000, except the Chairman of the Audit Committee received an annual fee of $7,500. Mr. Lukens received additional compensation as Chairman of the Board in the amount of $90,000 for the period between February 1, 2003 and September 15, 2003, at which time he became interim President and Chief Executive Officer. The directors were also reimbursed for any out-of-pocket expenses incurred to attend meetings.

        During Fiscal 2003, each director who was not an officer or employee of the Company participated in the Stewart & Stevenson Services, Inc. 1996 Director Stock Plan (the "1996 Plan"). Under the 1996 Plan, such directors received, on the date of the Annual Meeting in 2003, (i) the number of shares of the Company's Common Stock determined by dividing (A) the sum of $15,000 by (B) the fair market value of a share of the Company's Common Stock, and (ii) options to purchase 5,000 shares of the Company's Common Stock. In addition to the options received on the date of the 2003 Annual Meeting, Mr. Lukens was separately awarded options under the 1996 Plan to purchase 160,000 shares of the Company's Common Stock during Fiscal 2003. All options were granted at the closing price on the date of grant and will become exercisable on the first anniversary of the grant. All options granted under the 1996 Plan expire on the tenth anniversary of the grant.

Committees of the Board

        The Board of Directors has, in addition to other committees, an Audit Committee, a Compensation and Management Development Committee and a Nominating and Governance Committee. The Audit Committee, Compensation and Management Development Committee and Nominating and Governance Committees are comprised solely of independent directors in accordance with New York Stock Exchange ("NYSE") corporate governance listing standards. The Board of Directors has adopted charters for the Audit Committee, Compensation and Management Development Committee and Nominating and Governance Committee that comply with the requirements of the NYSE standards, applicable provisions of the Sarbanes-Oxley Act of 2002 and the Commission's rules. Each of such charters is available under the Corporate Governance section of the Company's website at http://www.ssss.com.

        Audit Committee.    The Audit Committee, which is comprised of Messrs. Attwell (Chairman), Luther, Sullivan and Winick, held 19 meetings during Fiscal 2003. The Board of Directors has determined that the Audit Committee members meet the NYSE standards for independence. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility to the shareholders, the investment community, and others relating to the integrity of the Company's financial statements, the disclosure and financial reporting process, the systems of internal accounting and financial controls, the performance of the Company's internal audit function and independent auditor, the Company's disclosure controls and procedures, the independent auditor's qualifications and independence and the Company's compliance with ethics policies and legal and regulatory requirements The Board of Directors has adopted a written charter governing the responsibilities of the Audit Committee, a copy of which is attached as Appendix A to these proxy materials, and a copy of which is available under the Corporate Governance section of the Company's website at http://www.ssss.com.

        The Board of Directors has reviewed the experience of the members of the Audit Committee and has found that Messrs. Attwell and Luther meet the qualifications to be an "audit committee financial expert" under the Commission's rules. The Board has designated Khleber V. Attwell as the member of the Audit Committee who will serve as the "audit committee financial expert" of the Company's Audit Committee.

        Compensation and Management Development Committee.    The Compensation and Management Development Committee, which is comprised of Messrs. Ofner (Chairman), Luther, Sullivan and Wolf, held six meetings during Fiscal 2003. The Board of Directors has determined that the Compensation and Management Development Committee members meet the NYSE standards for independence. The Compensation and Management Development Committee recommends stock option grants and the total compensation payable by the Company to its executive officers, subject to approval by those members of the Board of Directors that are not and never have been an officer of the Company or its subsidiaries; grants options pursuant to the option plans relating to non-officer employees; conducts such investigations and studies as it deems necessary; and considers management succession and related matters. The Board of Directors has adopted a written charter governing the responsibilities of the Compensation and Management Development Committee, which is available under the Corporate Governance section of the Company's website at http://www.ssss.com.

        Nominating and Governance Committee.    The Nominating and Governance Committee, which is comprised of Messrs. Winick (Chairman), Attwell, Ofner and Wolf, held two meetings during Fiscal 2003. The Board of Directors has determined that the Nominating and Governance Committee members meet the NYSE standards for independence. The Nominating and Governance Committee is responsible for administering the Guidelines on Nominating and Governance set forth in the Guidelines on Corporate Governance and Nominating and Governance Committee Charter (the "Nominating and Governance Charter") and develops and makes recommendations to the Board with respect thereto. The functions performed by the Nominating and Governance Committee include overseeing the Company's corporate governance affairs and administering the Governance Guidelines. In addition, the Nominating and Governance Committee establishes criteria for selection as nominees for election as directors of the Company and reviews the qualifications of all candidates, including those proposed by shareholders, for recommendation to the Board. The Nominating and Governance Committee nominates candidates for the Board of Directors, reviews the structure, composition and effectiveness of the Board and its committees, considers the qualifications required for continuing Board service and develops and recommends to the Board a code of conduct and ethics for directors, officers, employees and agents of the Company. The Board of Directors has adopted a written charter governing the responsibilities of the Nominating and Governance Committee, which is available under the Corporate Governance section of the Company's website at http://www.ssss.com.

        The Nominating and Governance Committee has established a policy that encourages shareholders to submit recommendations for directors. Shareholders desiring to make such recommendations should submit such recommendations, in accordance with the Company's Bylaws and the Governance

Guidelines to the Corporate Secretary c/o Stewart & Stevenson Services, Inc., 2707 North Loop West, P.O. Box 1637, Houston, Texas 77251-1637 and such recommendations should be accompanied by the same information as is required under the Company's Bylaws for shareholder nominees.

        The Nominating and Governance Committee has implemented policies regarding Board membership. The Nominating and Governance Committee will consider candidates based upon the size and existing composition of the Board, the number of employee directors, the number and qualifications of candidates, the benefit of continuity on the Board and the relevance of the candidate's ability, judgment, objectivity, background and experience to issues facing the Company. In considering possible candidates for election as independent directors, including those submitted by shareholders, the Nominating and Governance Committee and the Board shall be guided by, among other things, the following minimum qualifications, selection criteria and other requirements:

  •
  Each Director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategy/policy-setting level, or otherwise at a senior executive level of experience, and the ability to work well with others.

  •
  Each Director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a Director and no director should be simultaneously serving on the board of directors of more than 4 other entities, excluding non-public companies such as those related to personal or family business and charitable, educational or other non-profit entities. Directors are not qualified for service on the Board unless they are able to make a commitment to prepare for, and attend, meetings of the Board and its committees on a reasonably regular basis.

  •
  Each independent Director should be free of any conflict of interest that would interfere with the independence and proper performance of the responsibilities of a Director.

  •
  Directors should not be chosen as representatives of a constituent group or organization; each should utilize his or her unique experience and background to represent and act in the best interests of all shareholders as a group.

  •
  Directors should have an equity ownership in the Company. Toward that end each outside Director shall be paid a portion of his or her Director's fees in Company Common Stock to the extent permitted by law and stock exchange rule.

  •
  Persons who have attained the age of 73 will not be considered for election to the Board of Directors. Beginning in 2008 a Director who has served for 12 years shall not be considered for election to the Board of Directors.

  •
  Non-employee Directors are required to own stock in the Company equal in value to three times their annual cash retainer within the later of 5 years of joining the Board or the adoption of this guideline.

        The Nominating and Governance Committee will evaluate candidates properly proposed by shareholders in the same manner as all other candidates.

        Mr. Lukens and Mr. Sullivan are existing directors standing for reelection to the Board of Directors. Mr. Tidwell is standing for election to the Board of Directors for the first time. Mr. Tidwell was initially recommended as a director nominee to the Nominating and Governance Committee by the Chairman of the Nominating and Governance Committee and by an outside legal advisor to the Company. After the initial recommendations and introductions, several independent directors and a director search firm hired by the Company also recommended to the Nominating and Governance Committee that Mr. Tidwell be nominated for election to the Board of Directors. The company believes that Mr. Tidwell, if elected to the Board of Directors, will meet the qualifications to be an "audit committee financial expert" under the Commission's rules.

        In 2004, the Company hired Spencer Stuart and Heidrick & Struggles International, Inc., executive search firms, to help facilitate the screening and interview process of new director nominees.

Attendance at Annual Meetings; Shareholder Communications with the Board of Directors

        All directors and nominees for election as directors are requested and encouraged to personally attend the Company's Annual Meeting. All of the Company's directors and director nominees attended the Company's 2003 Annual Meeting. Shareholders who desire to communicate to the Board of Directors with respect to their views and concerns about the Company are encouraged to do so by writing to the Corporate Secretary c/o Stewart & Stevenson Services, Inc., 2707 North Loop West, P.O. Box 1637, Houston, Texas 77251-1637, who shall assure that the Chairman of the Nominating and Governance Committee receives such correspondence.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITOR

        The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP ("Ernst & Young") as independent auditor for the Company for the fiscal year ending January 31, 2005. The Board of Directors recommends that the appointment of Ernst & Young as independent auditor for the Company for the fiscal year ending January 31, 2005 be ratified by the shareholders. Unless otherwise indicated, all properly executed proxies received by the Company will be voted for such ratification at the Annual Meeting or any adjournment thereof. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, the Company is requesting, as a matter of good corporate governance, that the shareholders ratify the appointment of Ernst & Young as the Company's independent auditor. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young and may retain that firm or another without re-submitting the matter to the Company's shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders. Ernst & Young served as the Company's independent auditor for the fiscal year ended January 31, 2004. A representative of Ernst & Young will be present at the Annual Meeting to make a statement if such representative desires and to respond to appropriate questions.

FEES PAID TO ERNST & YOUNG

        In Fiscal 2003 and Fiscal 2002, Ernst & Young billed the Company and its subsidiaries for the aggregate fees set forth in the table below. These fees include all fees paid by the Company for (i) professional services rendered for the audit of the Company's annual financial statements and review of quarterly financial statements, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, (iii) professional services rendered for tax compliance, tax advice, and tax planning, and (iv) other products and services provided by Ernst & Young.

	Fiscal Year 2003	Fiscal Year 2002
Audit Fees(1)	$1,133,625	$891,725
Audit-Related Fees(2)	76,985	39,600
Tax Fees(2)	209,223	212,100
All Other Fees(2)	31,213	—

Total Fees	$1,451,046	$1,143,425

(1)
Includes fees and expenses related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

(2)
Includes fees and expenses for services rendered during the fiscal year.

        Either the Audit Committee or Mr. Attwell, as Chairman of the Audit Committee, approves all engagements of Ernst & Young in advance except with respect to the appointment of the independent audit firm, which is made by the Audit Committee. In the event Mr. Attwell approves any such engagement, he discusses such approval with the Audit Committee at the next meeting.

Fiscal 2003

        "Audit Fees" primarily relate to audit services of Ernst & Young for Fiscal 2003 consisting of the examination of the consolidated financial statements of the Company and quarterly review of financial statements. "Audit-Related Fees" includes benefit plan audits and accounting consultation, including consultation with respect to the Sarbanes-Oxley Act of 2002. "Tax Fees" includes charges primarily related to tax return reviews and tax consulting. "All Other Fees" primarily includes pension plan consultation. The Audit Committee or Mr. Attwell, as Chairman of the Audit Committee, approved all of the services described above.

Fiscal 2002

        "Audit Fees" primarily relate to audit services of Ernst & Young for Fiscal 2002 consisting of the examination of the consolidated financial statements of the Company and quarterly review of financial statements. "Audit-Related Fees" includes benefit plan audits. "Tax Fees" includes charges primarily related to tax return reviews and tax consulting. The Audit Committee or Mr. Attwell, as Chairman of the Audit Committee, approved all of the services described above.

        The Audit Committee has determined that the provision of services rendered for all other fees, as described in the paragraphs above, is compatible with maintaining independence of Ernst & Young.

PRIOR AUDITOR OF THE COMPANY

        On April 22, 2002, the Board of Directors of the Company, upon recommendation of the Audit Committee, made a determination to no longer engage Arthur Andersen LLP ("Arthur Andersen") as its independent auditor and appointed Ernst & Young as the Company's independent auditor for the fiscal year ending January 31, 2003.

        Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal year ended January 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal year ended January 31, 2002 and through the date of the dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such fiscal year; and there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

        During the fiscal year ended January 31, 2002 and through the date of the dismissal of Arthur Andersen and the appointment of Ernst & Young, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

PROPOSAL NO. 3

AMENDMENT NO. 1 TO STEWART & STEVENSON SERVICES, INC.
AMENDED AND RESTATED 1996 DIRECTOR STOCK PLAN

        On March 31, 2004, the Board of Directors adopted the Amendment to the 1996 Plan, subject to the approval thereof by the shareholders of the Company. The Amendment to the 1996 Plan was adopted primarily because most of the shares available for issuance pursuant to options granted under the 1996 Plan have been issued or are subject to issuance under outstanding option grants. The Amendment to the 1996 Plan (i) increases the number of shares dedicated for issuance pursuant to options granted under the 1996 Plan by 300,000 and (ii) prohibits repricing of options previously granted. The 1996 Plan is intended to encourage the ownership of the Company's Common Stock by the independent directors of the Company and to provide an additional means for the Company to attract and retain qualified persons to act as independent directors of the Company. The Board of Directors recommends that the shareholders approve the Amendment to the 1996 Plan. Unless otherwise indicated, all properly executed proxies received by the Company will be voted to approve the Amendment to the 1996 Plan at the Annual Meeting or any adjournment thereof. The summary set forth below is qualified in its entirety by reference to the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Plan (the "1996 Plan") and the Amendment to the 1996 Plan, a copy of which is included as Appendix B to these proxy materials.

Eligibility; Director Stock Awards; Grant of Options

        Each director that is not an officer or employee of the Company or one of its subsidiaries on the date of grant is eligible to participate in the 1996 Plan. On the date hereof, there are six directors eligible to participate in the 1996 Plan.

        On the date of each Annual Meeting of Shareholders, the 1996 Plan provides for the automatic award and issue to each eligible director who is elected to serve as a director at, or whose term as director continues after, such meeting, the number of shares of the Company's Common Stock determined by dividing (i) the sum of $15,000 by (ii) the fair market value of a share of the Company's Common Stock on the date of such meeting.

        Also on the date of each Annual Meeting of Shareholders, the 1996 Plan provides for the automatic grant of an option to purchase 5,000 shares of the Company's Common Stock to each eligible director who is elected to serve as a director at, or whose term as director continues after, such meeting. Subject to applicable regulatory requirements, the Board of Directors may, in its discretion by majority vote, increase or decrease the number of shares subject to such automatic grant. Additionally, the 1996 Plan provides that the Board of Directors may, from time to time in its discretion, grant one or more eligible director(s) an additional option to purchase shares of the Company's Common Stock.

Description of Options

        Options granted pursuant to the 1996 Plan have an exercise price equal to the last transaction price reported by the NYSE on the date of grant, or if there is no transaction on the date of grant, on the first preceding date on which there is a transaction in the Company's Common Stock.

        Such options vest and become exercisable on the first anniversary of the grant and become fully vested and immediately exercisable if the recipient dies, fails to stand for re-election or be re-elected, or retires after serving at least 60 consecutive calendar months as a director of the Company. Options also become fully vested and immediately exercisable if the Company merges, consolidates or combines with another company and the Company is not the surviving entity. All options granted pursuant to the 1996 Plan terminate on the tenth anniversary of the date of grant or one year after recipient ceases to be a director of the Company, whichever first occurs. The exercise price under any option may be paid either in cash or by delivering certificates representing shares of the Company's Common Stock having a market value on the date of exercise equal to the exercise price.

Federal Income Tax Consequences

        Options granted under the 1996 Plan to persons subject to United States taxation generally have the following federal income tax consequences:

        The grant of options under the 1996 Plan will not result in the recognition of any taxable income by the option holder. The option holder will recognize ordinary income on the date of exercise of the option equal to the difference between (1) the fair market value on the date of exercise and (2) the exercise price. The tax basis of these shares of Common Stock for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. Subject to the requirement of reasonableness, the Company will generally be entitled to a deduction in the amount reportable as income by the optionholder on the exercise of an option.

        Upon disposition of the Company's Common Stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the optionholder held the stock for more than one year.

Amendments

        Subject to applicable regulatory requirements, the Board of Directors may amend, suspend or terminate the 1996 Plan at any time. However, no such amendment, suspension or termination will affect any outstanding stock award or option without the holder's consent.

        The following table sets forth the estimated annual benefits that will be received by each of the persons or groups set forth therein under the 1996 Plan if the Amendment to the 1996 Plan is approved by the shareholders.

NEW PLAN BENEFITS
1996 PLAN

Name and Position	Dollar Value ($)	Number of Options
Non-Executive Director Group	$90,000	30,000
(6 eligible persons as of the date hereof)	($15,000/person)	(5,000/person)

PROPOSAL NO. 4

AMENDMENT AND RESTATEMENT OF THE STEWART & STEVENSON
SERVICES, INC. 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

        Effective January 31, 2004, the Board of Directors approved the Amended and Restated 1993 Plan, subject to the approval thereof by the shareholders of the Company. The Amended and Restated 1993 Plan, as it existed prior to the Board's approval of the Amended and Restated 1993 Plan (the "1993 Plan"), contained a formula whereby the number of shares authorized under the Plan was automatically increased on February 1st of each fiscal year by the number of shares awarded under options granted under the 1993 Plan during the prior year. The Board amended the 1993 Plan to eliminate the formula so that no new options would be authorized for grant thereunder. The Board also amended the 1993 Plan to provide that no options could be repriced thereunder and to clarify the definition of the option strike price. Accordingly, the purpose of the Amended and Restated 1993 Plan is to (i) eliminate the formula for increasing the number of options available for grant thereunder, (ii) prohibit repricing of options previously granted, (iii) clarify the price at which options may be exercised, and (iv) continue providing a means by which the Company may, by granting options to purchase Common Stock, attract and retain talented employees, and motivate such employees to exert their best efforts on behalf of the Company. The Board of Directors recommends that the Amended and Restated 1993 Plan be approved by the shareholders. Unless otherwise indicated, all properly executed proxies received by the Company will be voted to approve the amendment and restatement at the Annual Meeting or any adjournment thereof. The summary of the Amended and Restated 1993 Plan set forth below is not a complete statement of the Amended and Restated 1993 Plan, and the summary is qualified in its entirety by reference to the Amended and Restated 1993 Plan, a copy of which is included as Appendix C to these proxy materials.

Generally

        The 1993 Plan originally authorized the granting of options to purchase an aggregate of up to 300,000 shares of Common Stock (taking into account stock splits and stock dividends). The 1993 Plan also contained a formula whereby the number of shares authorized for issuance under the Plan was automatically increased on February 1st of each fiscal year by the number of shares awarded under options during the preceding year. Pursuant to such formula, 1,927,600 shares have previously been added to the 1993 Plan during the fiscal years prior to January 31, 2004. As of January 31, 2004, there were 1,034,670 options available for grant and 870,750 options outstanding. Accordingly, the number of shares available for issuance pursuant to options granted under the Amended and Restated 1993 Plan will be limited to the shares previously authorized pursuant to the terms of the 1993 Plan.

Description of Options

        The Amended and Restated 1993 Plan provides for the grant of options that are not intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

        The Amended and Restated 1993 Plan will be administered by a committee (the "Committee") appointed by the Board of Directors, and the Committee will be comprised solely of two or more directors who are (i) outside directors (within the meaning of section 162(m) of the Code), and (ii) non-employee directors (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934). The Committee may interpret the Amended and Restated 1993 Plan, determine and designate from time to time the persons to whom options are to be granted and the number of shares of Common Stock to be covered thereby, and establish the date and manner in which any option is exercisable. The exercise price shall be equal to the last transaction price reported by the on the date of grant.

Eligibility

        The Amended and Restated 1993 Plan generally is intended to benefit all of the Company's employees who are not directors or officers of the Company.

Terms of Options

        Exercise Price; Payment.    The exercise price of an option may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of the grant. An option may be exercised at the time, in the manner, and subject to the conditions the Committee specifies in the option agreement in its sole discretion. No option holder will have any rights as a stockholder with respect to Common Stock covered by the option until the date a certificate is issued for the Common Stock.

        Term.    Unless the option agreement specifies a shorter term, the term of options granted under the Amended and Restated 1993 Plan will be 10 years or less, and such options generally will terminate no later than 30 days after termination of the option holder's service. If the termination of the optionholder's employment is due to his or her retirement, disability or death, the options generally will vest in full and may be exercised at any time prior to the earlier of the option's expiration or one year after the optionholder's retirement, disability or death. If an employee's employment with the Company is terminated for cause, all rights to exercise any option shall terminate at the date of such termination of employment. Unless the option agreement specifies otherwise, an option shall not continue to vest after the termination of the optionholder's employment or affiliation relationship with the Company.

Restrictions on Transfer

        The optionholder may not transfer an option otherwise than by will or by the laws of descent and distribution.

Duration, Amendment and Termination

        The Board of Directors may amend, suspend or terminate the Amended and Restated 1993 Plan at any time or from time to time. Shareholder approval of any amendment to the Amended and Restated 1993 Plan must be sought if necessary under applicable laws or regulations. Shareholder approval also must be sought for any material amendment to the Amended and Restated 1993 Plan. The Board may submit any other amendment under the Amended and Restated 1993 Plan for shareholder approval at its discretion.

Federal Income Tax Consequences

        Options granted under the Amended and Restated 1993 Plan to persons subject to United States taxation generally have the following federal income tax consequences:

        The grant of options under the Amended and Restated 1993 Plan will not result in the recognition of any taxable income by the option holder. The optionholder will recognize ordinary income on the date of exercise of the option equal to the difference between (1) the fair market value on the date of exercise and (2) the exercise price. The tax basis of these shares of Common Stock for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option is subject to federal tax withholding. Subject to the requirement of reasonableness, the provisions of section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a deduction in the amount reportable as income by the optionholder on the exercise of an option.

        Upon disposition of the Company's Common Stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the optionholder held the stock for more than one year.

        Potential Limitation on Company Deductions.    Under section 162(m) of the Code, the Company's federal income tax deduction for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company's Chief Executive Officer and its next four highest compensated officers. Section 162(m) of the Code provides an exception to this deduction for certain "performance based" compensation that meets certain requirements and are approved by a committee consisting solely of at least two "outside directors". The Amended and Restated 1993 Plan is generally designed to satisfy the requirements of section 162(m) of the Code with respect to stock options granted under the Amended and Restated 1993 Plan.

PROPOSAL NO. 5

Adjournments

        In the event that there are not sufficient votes to constitute a quorum or to approve the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan and the Stewart & Stevenson Services, Inc. Amended and Restated 1993 Nonofficer Employee Stock Option Plan at the meeting, the Company may recommend the adjournment of the meeting to a later date to solicit additional proxies. In order to allow proxies that have been received by the Company at the time of the annual meeting to be voted for an adjournment, if necessary, the Company has submitted the question of adjournment to its stockholders as a separate matter for their consideration. The Board of Directors recommends that you vote FOR the approval of any such adjournment or postponement of the meeting, if necessary.

        Notwithstanding any statement contained in a previous filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, neither the Performance Graph set forth below nor the Report of the Compensation and Management Development Committee or the Report of the Audit Committee that follows is incorporated by reference into any such filing.

PERFORMANCE OF STEWART & STEVENSON COMMON STOCK

        The following graph compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total shareholder return of the S&P 500 Industrial Machinery Index and the S&P Smallcap 600 Index for the Company's last five fiscal years. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 on January 31, 1999 and that all dividends were reinvested.

	Year Ended January 31,
	1999	2000	2001	2002	2003	2004
Stewart & Stevenson Services, Inc.	100	133	312	221	187	181
S&P Smallcap 600 Index	100	110	133	137	112	165
S&P 500 Industrial Machinery Index	100	102	115	122	106	157

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation and Management Development Committee consists of Messrs. Charles R. Ofner (Chairman), Robert S. Sullivan, Monroe M. Luther and Howard Wolf, all of whom are non-employee directors. None of the Compensation and Management Development Committee members has served as an officer of the Company, and none of the Company's executive officers has served as a member of a compensation committee or board of directors of any other entity that has an executive officer serving as a member of the Company's Board of Directors. In December 2003, Mr. Howard Wolf retired as a partner in the international law firm of Fulbright & Jaworski L.L.P., which firm provides legal services to the Company.

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

TO THE SHAREHOLDERS OF STEWART & STEVENSON SERVICES, INC.

        The Compensation and Management Development Committee of the Board of Directors (the "Committee") consists of four independent, non-employee directors who have no "interlocking" relationships as defined by the Commission. The Committee reviews and recommends all salary arrangements and other executive compensation for approval by the independent members of the Board of Directors, approves the design of executive compensation programs, administers such programs and assesses their effectiveness in supporting the Company's compensation policies. The Committee also evaluates executive performance and considers management succession and related matters. The Committee is authorized to, and does, retain independent consultants to assist in the design of compensation programs and assess their effectiveness.

        The Committee is committed to implementing a compensation program that encourages creation of shareholder value. To facilitate the achievement of the Company's business strategies, the Committee adheres to the following compensation policies:

  To strengthen the relationship between pay and performance, annual and long-term executive compensation programs will include variable compensation that is dependent upon the contribution of each executive to the Company's performance.

  To focus management on the achievement of both short-term performance goals and the long-term interests of shareholders, a significant portion of each executive's total compensation will consist of "at-risk" compensation.

  To enable the Company to attract, retain and encourage the development of the best available executive personnel, competitive compensation opportunities will be offered.

        The Committee, with the assistance of its independent compensation consultants, has evaluated the function of each executive position to determine the skill, knowledge, and accountability required. Using this information, the Committee is able to compare the compensation of each executive with a broad base of compensation paid to others occupying positions with a similar relative job content.

Total Compensation

        The key elements of the Company's executive compensation program are base salary, annual incentives and long-term incentives, each of which is addressed separately below. In determining each component of compensation, the Committee considers all elements of an executive's total compensation package and the relationship of such executive's total compensation to the total compensation paid to the executives with similar position content.

        Mr. Michael L. Grimes served as President and Chief Executive Officer of the Company during the last fiscal year until September 15, 2003. Total non-severance compensation paid to Mr. Grimes during his tenure in Fiscal 2003 was below the median amount paid to other executives with similar position content. Total compensation paid to other executive officers of the Company was generally consistent with the median total compensation paid to executives with similar position content. However, relative competitiveness of compensation varied among individual executives largely due to changes in the Company's organization structure, new hire compensation practices, and the role and accountability of individual incumbent executives.

        The Board of Directors appointed Mr. Max L. Lukens to serve the Company in a special interim capacity as acting President and CEO effective September 15, 2003. Total compensation paid to Mr. Lukens during his interim tenure in Fiscal 2003 was generally consistent with the median amount paid to other executives with similar position content. In determining the total compensation to be paid to Mr. Lukens' for his interim service, the Committee considered the Company's past practices and the median total compensation paid to other chief executive officers within the Company's market.

Base Salary

        Base salary levels are targeted at the median levels of compensation for executives with similar position content and targeted within a range of plus or minus 20% of the median. The Committee reviews each executive's salary on an annual basis. Increases to base salaries are driven primarily by changes in the relative job content of the executive's position, the expected contributions of the executive in the upcoming fiscal year, and changes in the competitive market compensation practice. Individual performance, experience, past performance and historical salary levels are also considered. In making its evaluation, the Committee has not assigned particular weights to these factors.

        Base salaries established by the Committee for Fiscal 2003 were generally within the administrative range. Several officers' salaries were above the median for positions with similar job content because of recent assignment to new positions or decreases in content during prior periods. Mr. Grimes' base salary was slightly below the median base salary for positions with similar content. In determining Mr. Grimes' base salary, the Committee considered the Company's and Mr. Grimes' past performance, along with the Company's historical salary levels.

Annual Incentives

        The Company provides an annual bonus opportunity to executives. Annual bonuses motivate executives to maximize short-term performance as a part of achieving long-term goals.

        The Committee and the Company have a Management Incentive Compensation Plan ("MICP") providing for cash bonus opportunities for individual executive officers between 20% and 80% of their base salary if certain individual and Company performance targets are met. In determining the relative percentage of base salary for each individual executive's bonus opportunity, the Committee considered the aggregate total compensation paid by the Company to such person compared to amounts paid by other companies to executives with similar position content. The performance targets used in the MICP to determine whether all or part of an individual executive's bonus opportunity is awarded, are based upon (i) the performance of the Company compared to pre-established goals, (ii) the performance of a particular cost center, profit center, or business function for which each individual executive is responsible compared to pre-established goals, and (iii) the commitment of the individual to ethical business practices. Approximately 70% of the target bonus for each executive is based on financial measurements of the Company's and/or individual profit center performance and the balance is based on non-financial goals and considerations.

        Bonus payments approved by the Committee for Fiscal 2003 were calculated under the terms of the MICP. No executive other than Mr. Dennis Dellinger earned bonus compensation for Fiscal 2003.

Long-term Incentives

        In keeping with the Company's philosophy of providing a total compensation package favoring "at-risk" components of pay, long-term incentives comprise a significant portion of each executive's total compensation package. Long-term incentives during Fiscal 2003 consisted exclusively of stock options pursuant to the Stewart & Stevenson 1988 Nonstatutory Stock Option Plan. Stock options under this plan are granted at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have a value only if the stock price appreciates from the date the options are granted. The design of these stock options focuses executives on the creation of shareholder value over the long term and encourages equity ownership in the Company.

        The size of award to each executive is affected by individual performance, the individual's level of responsibility, and the desire of the Company to retain the individual. As a result, the number of shares underlying stock option awards varies from year to year and is dependent on the stock price on the date of grant. Additionally, most of the executive officers received an additional stock option grant during Fiscal 2003 in lieu of cash bonus compensation for Fiscal 2002.

Severance

        Mr. Grimes entered into an agreement with the Company pursuant to which he resigned from the position of President and Chief Executive Officer of the Company effective September 15, 2003 (the "Termination Date"). Under the terms of the agreement, Mr. Grimes continues to receive his base salary in the annual amount of $425,000 for two years following the Termination Date. Mr. Grimes did not receive any bonus compensation for Fiscal 2003. In exchange for the cancellation of all of his outstanding vested and unvested options to purchase Common Stock, Mr. Grimes received the lump sum payment of $1,900,000. In determining Mr. Grimes' severance package, the Committee considered the advice of outside consultants and industry practice.

Policy with Respect to the $1 Million Deduction Limit

        Section 162(m) of the Internal Revenue Code of 1986 generally limits the corporate deduction for compensation paid to executive officers named in the proxy statement to $1 million per year, unless certain requirements are met. The Committee has carefully considered the impact of this provision on the Company's incentive plans and has determined that Section 162(m) is currently inapplicable because no named executive officer is expected to receive compensation, other than performance-based compensation, in excess of $1 million in the foreseeable future. The Committee believes it is in the Company's best interest to retain some non-formula evaluation of individual performance when determining total compensation payable to the Company's executive officers.

Conclusion

        The Committee believes these executive compensation policies and programs serve the interests of the shareholders and the Company effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the shareholders' benefit. The Committee will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

Respectfully submitted, THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
Charles R. Ofner—Chairman Monroe M. Luther Robert S. Sullivan Howard Wolf

        The information in the foregoing paragraphs, and the information regarding the Audit Committee in the first paragraph under the previous heading "Corporate Governance—Committees of the Board—Audit Committee", shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent the Company specifically incorporates these paragraphs by reference.

REPORT OF THE AUDIT COMMITTEE

TO THE SHAREHOLDERS OF STEWART & STEVENSON SERVICES, INC.

The Audit Committee of the Board of Directors (the "Audit Committee") has:

1.
Reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2004 with the management of the Company;

2.
Discussed with the Company's Independent Auditor the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements;

3.
Received the written disclosures and the letter from the Company's Independent Auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, and has discussed with the Independent Auditor their independence; and

4.
Received representations from Ernst & Young that the audit of the Company's financial statements was subject to Ernst & Young's quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards and that there was appropriate continuity of Ernst & Young personnel working on audits, availability of national office consultation, and availability of personnel at foreign affiliates of Ernst & Young to conduct the relevant portions of the audit.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended January 31, 2004 be included in the Company's Annual Report on Form 10-K for filing with the Commission.

Respectfully submitted, THE AUDIT COMMITTEE
Khleber V. Attwell—Chairman Darvin M. Winick Monroe M. Luther Robert S. Sullivan

        The information in the foregoing paragraphs shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent the Company specifically incorporates these paragraphs by reference.

EXECUTIVE OFFICERS

        The names, ages and positions of all the executive officers of the Company as of April 30, 2004 are listed below. Except as noted below, each officer was last elected as an executive officer at the meeting of directors immediately following the 2003 Annual Meeting of Shareholders. The term of each executive officer will expire at the meeting of directors following the 2004 Annual Meeting of Shareholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

Name	Age	Position	Officer Since
Max L. Lukens	55	President and Chief Executive Officer	2004
Carl B. King	61	Senior Vice President, Secretary and General Counsel	2001
John B. Simmons	51	Vice President and Chief Financial Officer	2001
Donald E. Stevenson	60	Vice President	1984
Stephen A. Hines	55	Vice President	2000
Peter J. DeFronzo	61	Vice President	2001
Caldwell Phillip Joy	45	Vice President	2002
Dennis M. Dellinger	51	Vice President	2002
Don K. Kyle	44	Vice President	2004
Mark Whitman	49	Vice President	2004
L. Scott Biar	41	Controller and Chief Accounting Officer	2002

        Mr. Lukens was elected as President and Chief Executive Officer of the Company in March 2004. Prior to that time he served as Interim President and Chief Executive Officer since September 2003 and Chairman of the Board of Directors since December 2002. He previously served as Chairman of the Board, President and Chief Executive Officer of Baker Hughes Incorporated, an oilfield services company.

        Mr. King was elected as Senior Vice President, Secretary and General Counsel of the Company in 2001. He previously served as Senior Vice President and General Counsel of Seagull Energy Corporation from 1998 to 1999, and Senior Vice President and General Counsel of PanEnergy Corporation from 1990 to 1997.

        Mr. Simmons was elected as Vice President and Chief Financial Officer of the Company in 2002. He previously served as Controller and Chief Accounting Officer of the Company from 2001 to 2002, and as Vice President and Chief Financial Officer of Cooper Energy Services from 1997 to 2000. Mr. Simmons is a certified public accountant.

        Mr. Stevenson was elected as a Vice President of the Company in 1984.

        Mr. Hines was elected as a Vice President of the Company in 2000. He previously served the Company as Corporate Human Resources Manager.

        Mr. DeFronzo was elected as a Vice President of the Company in 2001. He previously served as General Manager of Supply Chain Management for Cooper Energy Services from 1998 to 2001 and Product General Manager of the Distribution Transformer Businesses for the General Electric Company from 1992 to 1997.

        Mr. Joy was elected as a Vice President of the Company in 2002. He previously served as President of Trilectron Industries, Inc. for three and one-half years. Previous to that Mr. Joy was Managing Director, U.S. Operations for Pratt & Whitney Canada, following numerous years as General Manager and President of various operations at Pratt & Whitney.

        Mr. Dellinger was elected as a Vice President of the Company in 2002. He has served as President of Stewart & Stevenson TVS, Inc., the general partner of Stewart & Stevenson Tactical Vehicle

Systems, L.P, since February 2001. Previous to that he served in numerous leadership positions with Rolls Royce PLC, Allison, and General Motors.

        Mr. Kyle was elected as a Vice President of the Company in 2004. He previously served as General Manager of Cummins Southern Plains, Ltd. from 2002 to 2004, as General Manager of Tar Heel Sterling Truck Center from 2001 to 2002, and as Vice President of Sales and Marketing for Cummins Southern Plains, Inc. from 1997 to 2001.

        Mr. Whitman was elected as a Vice President of the Company in 2004. He previously served as President and Treasurer of Williamson County United Way from 2002 to 2004, and as President of Thermo Measuretech, a subsidiary of Thermo Electron, from 1992 to 2001.

        Mr. Biar was elected as Controller and Chief Accounting Officer of the Company in 2002. He previously served as Vice President and Chief Accounting Officer for Encompass Services Corporation from 2000 to 2002, as Vice President and Controller for Corporate Brand Foods America, Inc. from 1998 to 2000, and as Corporate Controller for Weatherford International, Inc. from 1995 to 1998. Mr. Biar is a certified public accountant.

EXECUTIVE COMPENSATION

        The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for (i) any individual that held the office of Chief Executive Officer or acted in a similar capacity during Fiscal 2003 and (ii) each of the other four highest compensated executive officers.

SUMMARY OF COMPENSATION

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year(1)	Salary	Bonus		Other Annual Compensation	Options Granted		LTIP Payout	All Other Compensation(2)
Max L. Lukens Interim President and Chief Executive Officer	2003 2002 2001	$0 N/A N/A	$0 N/A N/A		(3) (3) (3)	165,000 105,000 3,000	(4)	-0- -0- -0-	$193,125 N/A N/A	(5)
Michael L. Grimes Former President and Chief Executive Officer	2003 2002 2001	340,580 425,000 387,308	0 0 198,000		(3) (3) (3)	38,250 125,000 70,000		-0- -0- -0-	164,374 6,059 4,981	(6) (6) (6)
Richard M. Wiater Senior Vice President	2003 2002 2001	295,000 280,000 265,000	0 65,000 274,900		(3) (3) (3)	72,000 70,000 20,000		-0- -0- -0-	5,562 5,045 4,336	(7) (7) (7)
Dennis M. Dellinger Vice President	2003 2002 2001	235,000 225,000 210,000	170,000 95,000 187,560	(9)	(3) (3) (3)	45,000 40,000 20,000		-0- -0- -0-	5,391 5,277 4,446	(8) (8) (8)
Carl B. King Senior Vice President, Secretary and General Counsel	2003 2002 2001	305,000 290,000 266,539	0 0 118,500		(3) (3) (3)	73,500 30,000 20,000		-0- -0- -0-	3,691 3,337 3,207	(10) (10) (10)
Caldwell Phillip Joy Vice President	2003 2002 2001	230,000 220,000 N/A	0 0 N/A		(3) (3) (3)	35,000 15,000 N/A		-0- -0- -0-	5,285 5,617 N/A	(11) (11)

(1)
The Company's fiscal year ends on January 31 of the following year.

(2)
Except as otherwise described, the total amount with respect to each named executive officer of all perquisites and other personal benefits, securities or property paid or accrued by the Company is less than the lesser of (i) $50,000 or (ii) 10% of the total of annual salary and bonus. There have been no amounts paid or accrued with respect to above-market or preferential earnings on restricted stock, options, SARs or deferred compensation or with respect to earnings on long-term incentive plans or tax reimbursements.

(3)
Unless otherwise indicated, All Other Compensation consists of the dollar value of insurance premiums for term life insurance policies for the benefit of the named executive.

(4)
Includes 5,000 options granted to Mr. Lukens as a director of the Company pursuant to the automatic grant provisions of the 1996 Plan and 160,000 options granted pursuant to the discretionary provisions of the 1996 Plan.

(5)
Other Compensation for Mr. Lukens for the fiscal year ended January 31, 2004 consists of a special fee paid to him for his interim service to the Company.

(6)
For the fiscal year ended January 31, 2004, Other Compensation for Mr. Grimes consists of a severance benefit in the form of salary continuation in the amount of $159,475, term life insurance premiums of $1,508, and contributions by the Company to a defined contribution pension plan of $3,491. For each of the fiscal years ended January 31, 2003 and 2002, respectively, Other Compensation for Mr. Grimes consists of term life insurance premiums of $1,679, and $970, and contributions by the Company to a defined contribution pension plan of $4,380, and $4,011.

(7)
For each of the fiscal years ended January 31, 2004, 2003 and 2002, respectively, Other Compensation for Mr. Wiater consists of term life insurance premiums of $1,443, $883, and $449, and contributions by the Company to a defined contribution pension plan of $4,119, $4,162, and $3,887.

(8)
For the fiscal years ended January 31, 2004, 2003 and 2002, respectively, Other Compensation for Mr. Dellinger consists of term life insurance premiums of $1,641, $1,433 and $509, and contributions by the Company to a defined contribution pension plan of $3,750, $3,844 and $3,937.

(9)
Mr. Dellinger's bonus compensation in Fiscal 2001 consisted of (i) a signing bonus in the amount of $75,000 paid in February 2001, and (ii) a merit bonus in the amount of $112,560.

(10)
For the fiscal years ended January 31, 2004, 2003 and 2002, respectively, Other Compensation for Mr. King consists of term life insurance premiums of $1,679, $1,293 and $669, and contributions by the Company to a defined contribution pension plan of $2,012, $2,044 and $2,538.

(11)
For the fiscal years ended January 31, 2004 and 2003, respectively, Other Compensation for Mr. Joy consists of term life insurance premiums of $1,270 and $1,268, and contributions by the Company to a defined contribution pension plan of $4,015 and $4,349.

GRANTS AND EXERCISES OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        The Company has three stock option plans. The 1988 Nonstatutory Stock Option Plan (as amended and restated effective as of June 10, 1997) (the "1988 Plan") authorizes the grant of options to employees, including officers, to purchase an aggregate of up to 1,500,000 shares of Common Stock and provides that limited stock appreciation rights may be granted in connection with such options. The 1993 Plan authorizes the grant of options to employees other than officers of the Company. As of January 31, 2004, there were 1,034,670 options available for grant and 870,750 options outstanding. Stock appreciation rights may not be granted under the 1993 Plan. The 1996 Plan authorizes the grant of options to directors other than officers or employees of the Company.

        The recipients and terms of options granted pursuant to the 1988 Plan and the 1993 Plan are determined by the Compensation and Management Development Committee of the Board of Directors, no member of which is an employee of the Company or eligible for any benefits under such plans. The 1996 Plan provides for an automatic grant of an option to purchase 5,000 shares of the Company's Common Stock on the date of each Annual Meeting of Shareholders to each eligible director who was elected to serve as a director at, or whose term as a director continued after, such meeting.

        During Fiscal 2003, the Company granted options to purchase an aggregate of (i) 430,250 shares of Common Stock under the 1988 Plan, (ii) 228,000 shares of Common Stock under the 1993 Plan and (iii) 195,000 shares of Common Stock under the 1996 Plan. No limited stock appreciation rights were granted under the 1988 Plan during Fiscal 2003 or during any previous fiscal year. The following tables set forth information as to options under the Company's stock option plans granted to or exercised by the individuals described in the Summary Compensation Table during 2003 and the value of all outstanding options owned as of January 31, 2004 by the individuals named in the Summary Compensation Table.

OPTION GRANTS DURING FISCAL 2003

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
			% of Total Options Granted to Employees(2)	Exercise Price per Share(3)
Name	Options Granted(1)					Expiration Date(4)	5%	10%
Max L. Lukens	5,000 160,000	(5) (5)	(5) (5)	$ $	14.35 17.00	06/10/2013 09/15/2013	$45,123 1,710,593	$114,351 4,334,979
Michael L. Grimes	38,250	(6)	5.8		$9.70	03/07/2013	(6)		(6)
Richard M. Wiater	30,000 42,000		4.6 6.4	$ $	9.52 9.70	03/05/2013 03/07/2013	179,612 256,212	455,173 649,291
Dennis M. Dellinger	30,000 15,000		4.6 2.3	$ $	9.52 9.70	03/05/2013 03/07/2013	179,612 91,504	455,173 231,890
Carl B. King	30,000 43,500		4.6 6.6	$ $	9.52 9.70	03/05/2013 03/07/2013	179,612 265,362	455,173 672,480
Caldwell Phillip Joy	15,000 20,000		2.3 3.0	$ $	9.52 9.70	03/05/2013 03/07/2013	89,806 122,006	227,586 309,186

(1)
Other than options granted to Mr. Lukens, all options become exercisable in four 25% cumulative annual installments commencing March 5, 2004 or March 7, 2004, as the case may be.

(2)
Excludes 165,000 options granted to Mr. Lukens under the 1996 Plan.

(3)
All options are exercisable at the prices shown. The prices shown are not less than the closing market price on the date of grant.

(4)
All options expire ten years after the date of grant.

(5)
Options were granted to Mr. Lukens under the 1996 Plan and become fully exercisable on the one year anniversary date of the grant.

(6)
Pursuant to Mr. Grimes' severance agreement, all of his outstanding options were cancelled.

OPTION EXERCISES DURING FISCAL 2003
AND YEAR-END VALUES

			Number of Unexercised Options at January 31, 2004		Value of Unexercised In-the- Money Options at January 31, 2004
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Max L. Lukens	-0-	N/A	111,000	165,000	$25,000	$0
Michael L. Grimes	-0-	(1)	N/A	N/A	N/A	N/A
Richard M. Wiater	-0-	N/A	46,000	142,000	75,619	320,456
Dennis M. Dellinger	-0-	N/A	25,000	80,000	0	183,150
Carl B. King	-0-	N/A	22,500	101,000	0	295,725
Caldwell Phillip Joy	-0-	N/A	7,500	42,500	0	140,950

(1)
Pursuant to Mr. Grimes' severance agreement, all of his outstanding options (454,250 options) were cancelled in consideration for the sum of $1,900,000.

EQUITY COMPENSATION PLANS

        This table shows information about securities to be issued upon exercise of outstanding options, warrants and rights under the Company's equity compensation plans, along with the weighted-average exercise price of the outstanding options, warrants and rights and the number of securities remaining available for future issuance under the plans as of January 31, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,269,600	$15.76	1,170,725
Equity compensation plans not approved by security holders(2)	870,750	$17.36	1,034,650

Total	2,140,350	$16.41	2,205,375

(1)
The Company has not granted any warrants or rights under any equity compensation plans.

(2)
The Company's 1993 Plan has not been approved by security holders, but the Amended and Restated 1993 Plan, which amends and restates the 1993 Plan, is being submitted to the shareholders for approval as set forth and described in these proxy materials. The 1993 Plan was approved by the Company's Board of Directors in March 1993, and the Amended and Restated 1993 Plan was approved by the Company's Board of Directors effective January 31, 2004. The Amended and Restated 1993 Plan authorizes the grant of options to employees other than officers of the Company to purchase an aggregate of up to 1,905,420 shares of Common Stock. All options are granted with an exercise price equal to or greater than the fair market value of Common Stock on the date of grant. The vesting schedule and term are set by the Compensation and Management Development Committee of the Board of Directors.

Retirement Plans

        The Company has a defined benefit pension plan (the "Pension Plan") which was closed so that employees hired after June 30, 2003 will not be eligible to participate. Pension Plan benefits were "frozen" on June 30, 2003 reflecting the fact that future pay and service credits would not be taken into account. Pension Plan benefits were 100% vested for all Pension Plan participants on June 30, 2003. Benefits are determined primarily by average final base salary as of June 30, 2003 and years of service through June 30, 2003. The Pension Plan covers substantially all of the Company's full-time employees, including officers, and is subject to certain limitations described below.

        Pension benefits accrued through June 30, 2003 are based on 1.5% of (a) the employee's highest consecutive five-year average base salary out of the ten years prior to June 30, 2003, or (b) $200,000, whichever is lower, times the employee's years of credited service through June 30, 2003. This benefit is offset by a percentage of estimated Social Security benefits. The Code limits benefits that may be paid under the Pension Plan to $165,000 per year in 2004.

        The Company has a Supplemental Executive Retirement Plan (the "SERP") under which certain key executives will receive retirement benefits in addition to those provided under the Pension Plan. The Compensation and Management Development Committee determines which executive officers are eligible for benefits under the SERP. Consistent with the Pension Plan, SERP participation and benefits were also "frozen" on June 30, 2003. Supplemental benefits are based upon the average final compensation and years of service without regard to the limitations imposed by the Code, and using the total of base salary and bonus as of June 30, 2003 to compute final average compensation. Benefits under the SERP are limited to an amount such that the aggregate of all retirement benefits paid under the Pension Plan and the SERP will not exceed 75% of the executive's highest consecutive five-year average salary as of June 30, 2003, not including bonus payments.

        The following table sets forth the estimated annual benefits payable upon retirement to persons in specified compensation and years-of-service classifications pursuant to the Stewart & Stevenson Employee Pension Plan and the Stewart & Stevenson Supplemental Executive Retirement Plan.

	Estimated Annual Retirement Benefit(1) Years of Service
Final Average Compensation
	20	25	30	35	40	45
$ 100,000	$23,768	$29,711	$35,653	$42,114	$49,614	$57,114
200,000	53,768	67,211	80,653	94,614	109,614	124,614
300,000	83,768	104,711	125,653	147,114	169,614	192,114
400,000	113,768	142,211	170,653	199,614	229,614	259,614
500,000	143,768	179,711	215,653	252,114	289,614	327,114
600,000	173,768	217,211	260,653	304,614	349,614	394,614
700,000	203,768	254,711	305,653	357,114	409,614	462,114
800,000	233,768	292,211	350,653	409,614	469,614	529,614
900,000	263,768	329,711	395,653	462,114	529,614	597,114
1,000,000	293,768	367,211	440,653	514,614	589,614	664,614

The Stewart & Stevenson Pension Plan provides benefits based on compensation less than or equal to the maximum amount under Code Section 401(a)(17). Qualified plan benefits are limited by IRC Section 4115. Benefits that exceed these limits are provided through a non-qualified plan to eligible SERP participants.

(1)
Computation of estimated annual retirement benefit based on a straight-line annuity for the life of the employee, net of base Social Security benefits under the Social Security law currently in effect, assuming the employee retires in 2003 at age 65.

        The Stewart & Stevenson Pension Plan provides benefits, which were "frozen" on June 30, 2003, based on the highest consecutive 5-year average compensation as of June 30, 2003 less than or equal to the maximum amount under the Code, Section 401(a)(17). Qualified plan benefits are limited by the Code, Section 415. Benefits that exceed these limits are provided through a non-qualified plan which was also "frozen" on June 30, 2003 to eligible SERP participants.

        Former SERP participants will accrue benefits under a defined contribution SERP plan (the "DC SERP") and will not accrue any additional defined benefit plan benefits. The DC SERP formula provides for an age based annual employer contribution, expressed as a contribution to an account, based on the following table:

Age	Annual Employer Contribution
30 - 39	1.5% of pay
40 - 49	3.5% of pay
50 - 59	7.0% of pay
60 and older	15% of pay

        The total benefit payable to former SERP participants will be the sum of the accrued benefits under the Pension Plan and SERP as well as benefit accrued under the DC SERP.

        The Estimated Annual Retirement Benefit Table shown above does not include any benefits under the DC SERP.

        The five-year average compensation of each executive officer listed in the Summary of Compensation Table differs from the present salary and bonus in such table as a result of changes in the rate of pay during the average period. The following table sets forth the years of credited service, five-year average compensation and consecutive five-year average base salary for each of the individuals listed in the Summary of Compensation Table.

NAME	Years of Service	Average Total Compensation	Average Base Salary
Max L. Lukens	N/A	N/A	N/A
Richard M. Wiater	5	$387,196	$260,000
Dennis M. Dellinger	4	N/A	N/A
Carl B. King	3	N/A	N/A
Caldwell Phillip Joy	2	N/A	N/A

EMPLOYMENT AND SEVERANCE AGREEMENTS

        Mr. Michael L. Grimes entered into an agreement with the Company pursuant to which he resigned from the position of President and Chief Executive Officer of the Company effective September 15, 2003 (the "Termination Date"). Under the terms of the agreement, Mr. Grimes continues to receive his annual base salary in the amount of $425,000 for two years following the Termination Date. Mr. Grimes also received the lump sum payment of $1,900,000 in exchange for the cancellation of all of his outstanding vested and unvested options to purchase Common Stock.

Lukens Employment Agreement

        Term and Duties.    The Company has an employment agreement with Mr. Lukens, effective as of February 1, 2004, with a term of four years that ends February 1, 2008, subject to termination as provided in the employment agreement. During the first two years of the employment agreement, Mr. Lukens will be employed by the Company as President and Chief Executive Officer (the "Base Term"). During the last two years of the employment agreement, Mr. Lukens will be employed as an advisor to the senior executives of the Company and will be obligated to provide such advisory services no more than fifteen days per year (the "Ancillary Term").

        Base Salary and Contingent Bonus Award.    During the Base Term, Mr. Lukens will be paid an annual salary of $750,000 (the "Base Salary"). He will not be eligible for any equity compensation in his capacity as a director of the Company. At the end of the Base Term, Mr. Lukens will be eligible for a discretionary bonus of up to 100 percent (for target level performance) of his aggregate Base Salary during the Base Term (up to $1,500,000), which will take into account the following criteria:

  •
  return during the Base Term on net capital employed in the Company's businesses on a consolidated basis;

  •
  the Company's earnings per share during the Base Term;

  •
  the Company's revenues during the Base term; and

  •
  the development of the Company's management team so as to facilitate a succession plan to come into effect after the Base Term (the "Contingent Bonus Award").

        The actual amount of the Contingent Bonus Award will be determined by the Company's Compensation and Management Development Committee and other independent directors based on their assessment of Mr. Lukens' performance and contribution to the Company during the Base Term, taking the above factors into account.

        Ancillary Term Compensation.    During the Ancillary Term, Mr. Lukens will be paid an annual salary of $35,000. He will not be eligible for any equity compensation in his capacity as a director. In the event Mr. Lukens and the Company agree to increase the time Mr. Lukens is obligated to provide services during the Ancillary Term, the Company will pay Mr. Lukens an additional $6,250 per day for such services. The compensation to be paid to Mr. Lukens for his services during the Ancillary Term is referred to as the "Ancillary Term Compensation".

        Option Grant.    The employment agreement provides that on January 3, 2005, Mr. Lukens will be granted an option to purchase 100,000 shares of the Company's Common Stock under the 1988 Plan with the same terms specified in the 2004 Option (as defined and described below), except that the per share exercise price of such option will be the fair market value of a share of Common Stock on January 3, 2005 and the option will be fully exercisable on January 3, 2006 (the "2005 Option").

        Death and Disability.    Mr. Lukens' employment will terminate upon his death. The Company may terminate Mr. Lukens' employment due to his Disability (as defined in the employment agreement). During any period of Mr. Lukens' Disability, prior to his termination of employment with the

Company, he will continue to receive his Base Salary or Ancillary Term Compensation, as applicable, as if he were not Disabled until the term of the employment agreement has expired, subject to certain reductions for payments received as a result of such Disability. Upon termination of Mr. Lukens' employment for death or Disability, the Company will be obligated to pay a lump sum cash amount:

  •
  equal to the sum of (i) the Base Salary or Ancillary Term Compensation, as the case may be, through the Date of Termination (as defined in the employment agreement), (ii) any accrued vacation pay and (iii) any other amounts due to him as of the date of termination, in each case to the extent not yet paid (the "Accrued Obligation"), plus

  •
  a pro rata portion to the Date of Termination of the aggregate value of the Contingent Bonus Award, calculated by multiplying the award that Mr. Lukens would have earned as of the last day of the Base Term, assuming the achievement, at the expected value target level, of the performance goals established with respect to such award, by the fraction obtained by dividing the number of full days during the Base Term through the Date of Termination by the total number of days contained in the Base Term.

        Termination by the Company for Cause or by Mr. Lukens Without Good Reason.    If Mr. Lukens' employment is terminated by the Company for Cause (as defined in the employment agreement) or by Mr. Lukens without Good Reason (as defined in the employment agreement):

  •
  the term of the employment agreement will expire on the Date of Termination;

  •
  the Company will pay Mr. Lukens the Accrued Obligation; and

  •
  the Company will have no further obligations to Mr. Lukens other than as required by law or the terms of employee benefit plans of the Company and, in the case of a termination without Good Reason, a stock option plan of the Company.

        Termination by the Company without Cause or by Mr. Lukens for Good Reason.    If Mr. Lukens' employment is terminated by the Company without Cause or by Mr. Lukens for Good Reason, then:

  •
  the Company will pay Mr. Lukens the Accrued Obligation;

  •
  the Company will continue to pay the Base Salary or Ancillary Term Compensation (at the rate in effect as of the Date of Termination) for the remainder of the Base Term or the Ancillary Term, as the case may be, payable consistent with the Company's normal payroll practices;

  •
  all equity-based awards then held by Mr. Lukens will become fully vested and exercisable as of the Notice of Termination (as defined in the employment agreement);

  •
  the Company will continue to provide to Mr. Lukens benefits under the Company's benefit plans and arrangements (other than equity compensation and bonus plans) in which he is entitled to participate, to the extent contractually and legally permitted, subject to certain limitations and notifications;

  •
  the termination of Mr. Lukens' employment will be deemed a retirement under the 1988 Plan;

  •
  the Company will pay to Mr. Lukens a lump sum cash amount equal to the aggregate value of the Contingent Bonus Award that he would have earned as of the last day of the Base Term, assuming the achievement, at the expected value target level, of the performance goals established with respect to such award; and

  •
  if Mr. Lukens' employment is terminated before he has been granted the 2005 Option, then in lieu of granting such stock option the Company will pay to Mr. Lukens a lump sum cash payment equal to the Black-Scholes value, as reasonably determined by the Company as of March 31, 2004, of an option to purchase 100,000 shares of Common Stock, assuming for this purpose the option was granted on March 31, 2004, the per share exercise price under the option is $14.62, the option has the same terms and conditions as applied to the 2004 Option (other than the number of shares subject to the option), and the option remains outstanding for the full ten year term; and utilizing the risk free interest rate, dividend yield, and expected volatility assumptions used by the Company for purposes of valuing stock options for its 2003 fiscal year as reflected in its annual report on Form 10-K filed with the Commission for the 2003 fiscal year;

        Confidentiality; Non-Competition; Non-Solicitation.    Mr. Lukens has agreed not to use or disclose any confidential information obtained by him during his employment with the Company. In addition, during his employment and for a period of one year thereafter, Mr. Lukens has agreed not to solicit the Company's employees, compete with the Company's business or solicit the Company's customers.

Lukens Severance Agreement

        Term.    In addition to the employment agreement described above, the Company has entered into a severance agreement with Mr. Lukens. The severance agreement provides for payment of certain benefits to Mr. Lukens if his employment is terminated following a Change of Control (as described below) of the Company. The severance agreement became effective February 1, 2004 and continues through February 1, 2006 (the "Term").

        Severance Payments.    Pursuant to the severance agreement, the Company will pay severance benefits to Mr. Lukens if his employment is terminated following a Change of Control and during the Term unless his employment is terminated:

  •
  by the Company for Cause (as defined in the severance agreement);

  •
  by reason of death or Disability (as defined in the severance agreement); or

  •
  by Mr. Lukens without Good Reason (as defined in the severance agreement).

        If Mr. Lukens meets the criteria for payment of severance benefits due to termination of his employment following a Change of Control and during the Term as described above, he will receive the following benefits:

  •
  a lump sum cash payment equal to $2,250,000;

  •
  continuation of life, disability, accident and health insurance benefits and all perquisites for an additional three years;

  •
  notwithstanding any provision of his employment agreement, a lump sum cash payment equal to the aggregate value of the Contingent Bonus Award that he would have earned as of the last day of the Base Term, assuming achievement, at the expected value target level, of the performance goals established with respect to such award;

  •
  the termination of Mr. Lukens' employment will be deemed a retirement under the 1988 Plan; and

  •
  if a Change in Control occurs prior to January 4, 2005, a lump sum cash payment equal to the Black-Scholes value, as reasonably determined by the Company as of March 31, 2004, of an option to purchase 100,000 shares of Common Stock, assuming for this purpose the option was granted on March 31, 2004, the per share exercise price under the option is $14.62, the option has the same terms and conditions as applied to the 2004 Option (other than the number of shares subject to the option), and the option remains outstanding for the full ten year term; and utilizing the risk free interest rate, dividend yield, and expected volatility assumptions used by the Company for purposes of valuing stock options for its 2003 fiscal year as reflected in its annual report on Form 10-K filed with the Commission for the 2003 fiscal year.

  •
  an additional amount (a "gross-up" payment) in respect of excise taxes that may be imposed under the "golden parachute" rules on payments and benefits received in connection with the Change in Control. The gross-up payment would make Mr. Lukens whole for excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Company's plans, agreements and arrangements (including for example, acceleration of equity awards).

        A "Change in Control" is deemed to occur pursuant to the severance agreement if:

  •
  any person becomes the owner of 35% or more of the Company's voting securities (excluding securities acquired directly from the Company or its affiliates) other than a person described in clause (i) of the second succeeding bullet point below;

  •
  a change in the majority of the membership of the Board occurs (other than a director whose initial assumption of office is in connection with an actual or threatened director election contest) without approval of two-thirds of the directors who either were directors at the beginning of the period, or whose election was previously so approved or recommended;

  •
  there is consummated a merger or consolidation of the Company or a subsidiary thereof with any other corporation other than (i) a merger or consolidation with a person in which the Company's shareholders continue to hold at least 51% of the voting securities of the surviving entity or (ii) a merger or consolidation effected to implement a recapitalization of the Company and in which no person becomes the owner of at least 51% of the Company's voting securities (excluding securities acquired directly from the Company or its affiliates, except securities acquired in connection with the acquisition of a business by the Company or its affiliates); or

  •
  the Company's shareholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition of all or substantially all of the Company's assets other than a sale or disposition to an entity in which the Company's shareholders continue to hold at least 51% of the voting securities.

        The severance agreement supersedes any other agreements and representations made by Mr. Lukens or the Company containing the terms and conditions of Mr. Lukens' employment with the Company only if Mr. Lukens's employment is terminated on or following a Change in Control by the Company other than for Cause or by Mr. Lukens other than for Good Reason.

        Compensation other than Severance Payments.    Following a Change in Control and during the Term, during any period that Mr. Lukens fails to perform his duties as a result of incapacity due to physical or mental illness, he will continue to receive his salary, compensation and benefits payable to him during such period, until his employment is terminated by the Company for Disability (as defined in the severance agreement).

        If Mr. Lukens' employment is terminated for any reason following a Change of Control and during the Term, Mr. Lukens will receive his salary through the Date of Termination (as defined in the severance agreement) and his normal post-termination compensation and benefits as such payments become due.

        Upon a Change in Control, all stock options, restricted stock and all other equity incentives held by Mr. Lukens will become immediately vested, exercisable and nonforfeitable and all conditions thereof will be deemed to have been satisfied.

2004 Option

        Grant.    On March 31, 2004, Mr. Lukens was granted an option under the 1988 Plan to purchase 200,000 shares of Common Stock at the purchase price of $14.62 per share (the "2004 Option").

        Expiration of Option.    The 2004 Option terminates upon the earliest to occur of (i) March 31, 2014, (ii) the 30th day after Mr. Lukens' employment is terminated for any reason other than death, Disability, Retirement, or for Cause (as such terms are defined in the 1988 Plan), (iii) the first anniversary of the termination of Mr. Lukens' employment due to death, Disability or Retirement, or (iv) the date of termination of Mr. Lukens' employment for Cause. If Mr. Lukens' employment is terminated for any reason other than death, Disability, Retirement or Cause, the 2004 Option will not continue to vest after such termination of employment.

        Vesting of Option.    The 2004 Option is exercisable in accordance with the following schedule:

  •
  on March 31, 2005, the 2004 Option may be exercised with respect to up to fifty percent (50%) of the shares subject to the 2004 Option; and

  •
  on March 31, 2006, the 2004 Option will be exercisable in full.

        Notwithstanding the foregoing vesting schedule, upon Mr. Lukens' death, Disability or Retirement prior to the expiration of the 2004 Option, the 2004 Option will be exercisable in full. Further, notwithstanding the foregoing vesting schedule or any provision of the 1988 Plan:

  •
  upon the occurrence of a "change in control" (as defined in the severance agreement) prior to the expiration of the 2004 Option, the 2004 Option will be exercisable in full; and

  •
  upon the termination of Mr. Lukens' employment other than for "cause" or by the Mr. Lukens for "good reason" (as such terms are defined in the employment agreement) prior to the expiration of the 2004 Option, the 2004 Option will be exercisable in full.

        Certain Terminations Agreed to Constitute Retirement.    Any termination of Mr. Lukens' employment by the Company without "cause" or by Mr. Lukens for "good reason" (as such terms are defined in the employment agreement) prior to the expiration of the 2004 Option will be treated as a Retirement for all purposes of the Plan and the stock option agreement.

TRANSACTIONS WITH MANAGEMENT AND CERTAIN BUSINESS RELATIONSHIPS

        Mr. Howard Wolf, who was elected Chairman of the Board of Directors of the Company effective March 1, 2004, retired as a partner in the international law firm of Fulbright & Jaworski L.L.P. in December 2003, which firm provides legal services to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that, during fiscal 2003, all filing obligations applicable to the reporting persons were complied with.

FORM 10-K FOR FISCAL 2003

        The Company will provide without charge to any shareholder entitled to vote at the Annual Meeting a copy of its most recent Annual Report on Form 10-K upon receipt of a request therefor. Such requests should be directed to:

                      Carl B. King
                      Senior Vice President, Secretary & General Counsel
                      P.O. Box 1637
                      Houston, Texas 77251-1637
                      (713) 868-7700

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Shareholders may submit proposals for the 2005 Annual Meeting of Shareholders by sending such proposals to the attention of the Corporate Secretary at the Company's principal executive offices, 2707 North Loop West, P.O. Box 1637, Houston, Texas 77251-1637. In order to be considered for inclusion in the proxy statement and form of proxy for the 2005 Annual Meeting, a proposal must be received by the Company on or before February 5, 2005.

        For business to be properly brought before an annual meeting by a shareholder, the shareholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than April 9, 2005. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

  •
  the name and address, as they appear on the Company's books, of the shareholder proposing such business,

  •
  the class and number of shares of voting stock of the Company which are beneficially owned by the shareholder,

  •
  a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting, and

  •
  a description of any material interest of the shareholder in such business.

        Please note that the immediately preceding paragraph relates only to the matters a shareholder wishes to bring before the Company's 2005 Annual Meeting. The requirements set forth in the preceding paragraph are separate from the Securities and Exchange Commission's requirements set forth in the first paragraph of this section to have your proposal included in the Company's proxy statement.

        The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

PROPOSALS AND NOMINATIONS BY SHAREHOLDER

        In a letter dated March 10, 2004 (the "Notice"), the Company received notice from one of its shareholders that the shareholder intended to nominate three directors to fill the seats on the Board of Directors whose terms will expire at this year's annual meeting of shareholders. The Notice also proposed certain changes with respect to the Company's Third Restated Articles of Incorporation and its Amended and Restated Bylaws and related matters. Subsequent to the receipt of such Notice, the shareholder advised the Company that it would not proceed with such actions to nominate directors or to propose changes in the Company's Third Restated Articles of Incorporation or its Amended and Restated Bylaws.

        Each of the Company's directors, its director nominees, its general counsel and its chief financial officer may be deemed a "participant" with respect to the Company's solicitation of proxies in connection with the 2004 Annual Meeting of Shareholders. Information regarding the interests of each of these persons is contained in these proxy materials. In the event there is a solicitation in opposition to the Company's director nominees or in support of any of the proposals set forth in the Notice, the Company will provide additional participant information in supplemental materials to be filed with the Commission in the near future. Shareholders are urged to read the Company's definitive proxy materials and additional materials that will be filed by the Company at the website of the Commission at www.sec.gov. Once available, these documents may also be obtained for free in the Investor Relations section of the Company's website at www.ssss.com or by calling MacKenzie Partners at (212)-929-5500.

                      By Order of the Board of Directors,

                      Carl B. King
                      Senior Vice President, Secretary and General Counsel

Dated:
June 7, 2004
Houston, Texas

APPENDIX A

AUDIT COMMITTEE CHARTER OF
STEWART & STEVENSON SERVICES, INC.

  Organization

        This charter governs the operations of the audit committee of the Board of Directors of Stewart & Stevenson Services, Inc. (the "Company"). The committee shall be members of, and be appointed by, the Board and shall comprise at least three directors, each of whom shall meet the requirements of independence provided by law and stock exchange rules. Members of the committee shall generally be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee (except only director and Board committee fees) from the Company and are not an affiliated person of the Company or any of its subsidiaries. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert," all as defined by law and stock exchange rules. For convenience of reference, a summary of the current definition of "audit committee financial expert" is attached to this Charter as Annex A.

  Purpose

        The audit committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, the investment community, and others relating to

  •
  the integrity of the Company's financial statements

  •
  the disclosure and financial reporting process

  •
  the systems of internal accounting and financial controls

  •
  the performance of the Company's internal audit function and independent auditors

  •
  the Company's disclosure controls and procedures

  •
  the independent auditors' qualifications and independence

  •
  the Company's compliance with ethics policies and legal and regulatory requirements

        In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors (or other persons carrying on the internal audit function), and management of the Company.

        In discharging its oversight role, the committee is empowered to (i) investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and (ii) engage and, on behalf of the Company, compensate, or provide for the compensation of independent counsel, accountants and other advisers as it determines necessary to carry out its duties.

  Duties and Responsibilities

        The primary general responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of its activities to the Board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements, for reviewing the Company's unaudited interim financial statements, and, to the extent required by law, attesting as to management certifications pertaining to the adequacy of the Company's internal controls.

        The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. Within the overall general responsibility the following shall be the principal specific duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate, but shall have them reviewed and approved annually by the Board.

Relationships with Independent Auditors
and the Internal Auditors

        1.    The committee shall be directly responsible for, and have sole authority as to, the retention and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding accounting matters and financial reporting.

        2.    The committee shall have sole authority to, and shall, pre-approve all audit and non-audit services provided by the independent auditors to the Company and may take any measures that it determines to be necessary to assure that the independent auditors are not engaged to perform the specific non-audit services proscribed by law. The committee may delegate pre-approval authority to a member or members of the audit committee. The decisions of any audit committee member or members to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting. The audit committee shall review all required public disclosures as to its pre-approval process.

        3.    At least annually, the committee shall obtain and review a report by the independent auditors describing

        — the auditing firm's internal quality control procedures

        — any material issues raised by the most recent internal quality control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues

        — all relationships between the independent auditors and the Company (to assess the auditor's independence).

        4.    Based on a review of such annual report and the work of the independent auditors throughout the year, the committee shall evaluate the auditors' qualifications, performance and independence, which evaluation will include the review and evaluation of the lead partner of the independent auditor. In making its evaluation the committee may take into account the opinions of management and the Company's internal auditor (or other personnel responsible for the internal audit function). From time to time the committee may wish to consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the audit firm itself. The committee shall present its conclusions with respect to the independent auditors and its evaluation thereof to the Board annually.

        5.    The audit committee may take any measures that it determines to be appropriate to assure from time to time that all requirements of law and stock exchange rules that relate to the rotation of personnel of its independent auditors who perform its services for the Company are met.

        6.    In addition, the committee may take any measures that it determines to be appropriate to set, and recommend for Board approval, hiring policies for the Company as to employees or former employees of the independent auditors that meet legal requirements and stock exchange rules.

        7.    The committee shall discuss with the internal auditors (or persons carrying out the internal audit function) and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation or expense coverage. The committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including special audit steps adopted in light of material control weaknesses and including the Company's policies and procedures to assess, monitor, and manage business risk and legal and ethical compliance programs (e.g., Company's Code of Conduct).

        8.    The committee shall periodically meet separately with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors (or persons carrying out the internal audit function) and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditors any audit problems or difficulties and management's response. The committee may review any accounting adjustments noted or proposed by the independent auditors, whether passed or accepted, any communications between the audit team and the independent auditors' national office as to the Company, and any internal control letter issued or proposed to be issued to the Company by the independent auditors. The committee's discussions shall also encompass the responsibilities, budget, and staffing of the Company's internal audit function, which function the audit committee shall assure is being adequately maintained in accordance with legal requirements and stock exchange rules.

        9.    The committee shall receive and assess regular reports from the independent auditors on the critical accounting policies and practices of the Company and on all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management or that are otherwise relevant to the Company. The committee shall review major issues regarding accounting principles and financial statement presentations, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the presentation of the financial statements, and (iii) the effect of regulatory and accounting initiatives, such as those relating to off-balance sheet structures, on the Company's financial statements.

        10.    The committee shall, after adoption of SEC rules relating to the following, review management's annual assessment of the effectiveness of the Company's internal controls and the independent auditors' annual attestation as to management's assessment, as well as management's periodic certifications as to internal controls and related matters.

Financial Reporting Matters

        11.    he audit committee shall review the Company's disclosure controls and procedures from time to time, as well as certifications of Company officers required by law with respect thereto, to assist in assuring their effectiveness.

        12.    The committee shall, at least generally, review and discuss with management, and independent auditors as may be appropriate, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including especially earnings releases and information disclosing "pro forma" or "adjusted" non-GAAP, information.

        13.    The committee shall review the Company's interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        14.    The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Reports on Form 10-K (or in any annual report to shareholders if distributed prior to the filing of a Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements and MDA. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        15.    The committee shall establish procedures for

        — the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters

        — the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

        16.    The committee shall receive any attorney's report of evidence of a material violation of securities laws or breaches of fiduciary duty or similar violation by the Company or any agent thereof.

        17.    The committee shall prepare its report to be included in the Company's annual proxy statement, as required by law or stock exchange rules.

Evaluation of the Committee and Its Composition and Charter

        18.    The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

        19.    The audit committee shall periodically require each of its members to certify that such person meets the independence requirements prescribed by law and stock exchange rules, including that such person has received no compensation from the Company other than director and Board committee fees.

        20.    The audit committee shall review its membership annually to assure that all its members are financially literate and that at least one of its members is an "audit committee financial expert", all as required by law and stock exchange rules and by the Company's Board.

        21.    The committee shall review and reassess this charter at least annually and obtain annually its reapproval, or the approval of any proposed changes, by the Board.

Annex A to Audit Committee Charter

        SEC rules, in summary, define "audit committee financial expert" to mean a person who has the following attributes:

  •
  an understanding of financial statements and generally accepted accounting principles

  •
  an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves

  •
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities

  •
  an understanding of internal controls and procedures for financial reporting

  •
  an understanding of audit committee functions.

        A person can acquire such attributes through any one or more of the following means:

  •
  education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions

  •
  experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions

  •
  experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements

  •
  other relevant experience.

        Under SEC rules, an audit committee financial expert will not be deemed an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, and the designation of a person as an audit committee financial expert does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the audit committee in the absence of such designation, nor does it affect the duties, obligations or liability of any other member of the audit committee or board of directors.

APPENDIX B

STEWART & STEVENSON SERVICES, INC.

AMENDED AND RESTATED
1996 DIRECTOR STOCK PLAN

April 8, 2002

STEWART & STEVENSON SERVICES, INC.
AMENDED AND RESTATED 1996 DIRECTOR STOCK PLAN

ARTICLE I. PURPOSE

        The purpose of this Amended and Restated 1996 Director Stock Plan (the "Plan") of Stewart & Stevenson Services, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's continued progress, to provide them with a further incentive to continue as directors of the Company, and to increase the value of the Company.

ARTICLE II. ELIGIBILITY

        Each director of the Company is eligible to participate in the Plan, unless he or she is an officer or employee of the Company or any subsidiary of the Company ("Eligible Director").

ARTICLE III. STOCK SUBJECT TO THE PLAN

        The total number of the Company's authorized but unissued shares of common stock, without par value, ("Stock") with respect to which Director Stock Awards and options may be granted shall not exceed in the aggregate 350,000 shares. The class and aggregate number of shares of Stock that may be subject to Director Stock Awards and options granted under the Plan shall be subject to adjustment in accordance with Article IX. In connection with the issuance of shares of Stock under the Plan, the Company may utilize treasury shares or authorized but unissued shares. If any Director Stock Award or option under the Plan shall expire or terminate for any reason without having been exercised in full or if any Director Stock Award or option shall be forfeited, the shares subject to the unexercised or forfeited portion of such award or option shall again be available for purposes of the Plan.

ARTICLE IV. DIRECTOR STOCK AWARDS

        On the date of each annual meeting of the Company's shareholders ("Annual Meeting") after the Effective Date (within the meaning of Article X), the Company will, without cost to the grantee and without the exercise of the discretion of any person or persons, award and issue to each Eligible Director who is elected to serve a term as a director at each such meeting and to each Eligible Director who is serving as a director for a term that continues after such meeting, that number of shares of Stock (rounded down to the nearest whole share) determined by dividing (i) the sum of $15,000 by (ii) the fair market value (as determined in Article VII) of a share of Stock on the date of such meeting. If an Eligible Director is elected or appointed to serve a term as a director on a date other than the date of the Company's Annual Meeting and has not otherwise received a Director Stock Award for such year, the Company will, without cost to the grantee and without the exercise of the discretion of any person or persons, award and issue to such Eligible Director a prorated Director Stock Award equal to the product of (X) the quotient of $15,000 divided by the fair market value (as determined in Article VII) of a share of Stock on the date of such election or appointment, multiplied by (Y) the quotient of the number of days remaining until the Company's next Annual Meeting divided by 365 days. With respect to each Director Stock Award, the Eligible Director shall pay to the Company all amounts, if any, that the Company is required to collect and remit to the Internal Revenue Service or any other taxing authority as a result of such award.

ARTICLE V. TERMS, CONDITIONS AND FORM OF OPTIONS

        Each option granted under this Plan shall be evidenced by a written agreement that shall be subject to the following terms and conditions:

        Section 5.1    Non-Statutory Stock Options.    All options granted under the Plan shall be nonstatutory options, not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be further amended from time to time (the "Code").

        Section 5.2    Option Grant Dates.    On the date of each Annual Meeting after the Effective Date of the Plan, the Company will, without cost to the grantee and without the exercise of the discretion of any person or persons, grant to each Eligible Director who is elected to serve a term as a director at such meeting and to each Eligible Director who is serving as a director for a term that continues after such meeting, an option to acquire 5,000 shares of Stock at an exercise price determined in accordance with Article VI and subject to adjustment under Article IX; provided, that the Board of Directors may, in its discretion by majority vote, increase or decrease the number of shares subject to the aforementioned option. If an Eligible Director is elected or appointed to serve a term as a director on a date other than the date of the Company's Annual Meeting and has not otherwise received an option to acquire shares of Stock for such year, the Company will, without cost to the grantee and without the exercise of the discretion of any person or persons, on the date of such election or appointment, grant to such Eligible Director an option to acquire 5,000 shares of Stock at an exercise price determined in accordance with Article VI and subject to adjustment under Article IX; provided, that the Board of Directors may, in its discretion by majority vote, increase or decrease the number of shares subject to such option.

        Furthermore, the Board of Directors of the Company may, from time to time, deem it appropriate and may provide certain Eligible Directors with additional options to acquire Stock at an exercise price determined in accordance with Article VI and subject to adjustment under Article IX.

        Section 5.3    Transferability.    Each option granted under the Plan by its terms shall not be transferable by the grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

        Section 5.4    Vesting and Term of Option.    Options become exercisable on the first anniversary date after the date upon which the options were granted. When an option becomes exercisable, the shares may be purchased at any time, or from time to time, in whole or in part, until the option term expires; provided, however, that any option granted pursuant to the Plan shall become exercisable in full upon the death of the grantee, the failure of such grantee to stand for re-election or be re-elected, or the retirement of such grantee after serving at least 60 consecutive months on the Board of Directors. Unless terminated earlier in accordance with the terms of the Plan, each option shall terminate upon the expiration of ten years after such option was granted.

        Section 5.5    Change of Control.    In the case of any merger, exchange of shares, consolidation or combination of the Company (other than a transaction in which the holders of Stock immediately prior to the consummation thereof own 50% or more of the voting securities eligible to vote for the election of directors of the surviving entity immediately after the consummation of such transaction) all options theretofore granted and not fully exercisable shall become exercisable on the date that is 30 days prior to the record or effective date of such merger, exchange of shares, consolidation or combination.

        If a tender offer or exchange offer for the Stock (other than such an offer by the Company) is commenced or if the Company shall set a record date to approve an agreement providing for a sale or other disposition of all or substantially all of the assets of the Company, all options theretofore granted and not fully exercisable shall become exercisable in full upon the commencement of such tender offer or 30 days prior to such record date and shall remain so exercisable for a period of 60 days following such date after which they shall revert to being exercisable in accordance with their terms.

        If any tender offer, exchange offer, or sale or other disposition of all or substantially all of the assets of the Company results in any grantee ceasing to be a director of the Company, then all options theretofore granted and not fully exercisable shall automatically become exercisable in full upon the termination of such person as a director.

        Section 5.6    Manner of Exercise.    Options may be exercised only by written notice to the Company, which notice must specify the date the stock option is to be exercised (such date must be on or after the date of the notice) and the number of shares of Stock covered by the exercise, accompanied by payment of the full option price of the shares covered by the options being exercised and payment of all amounts, if any, that the Company is required to collect and remit to the Internal Revenue Service or any other taxing authority as a result of such exercise. Such payment shall be made in one or a combination of the following alternative forms:

            (i)  cash (including check, bank draft or money order);

           (ii)  certificates, duly endorsed or accompanied by appropriate transfer instruments, representing shares of Stock previously acquired and standing in the name of the grantee, with an aggregate fair market value on the date of exercise that is equal to or less than the option price of the shares covered by the options being exercised hereunder; or

          (iii)  by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the total option price in cash.

        If the grantee desires that the shares of Stock be registered in his or her name and that of another as joint tenants with rights of survivorship, he or she should so state in the notice. In no case may fewer than 100 of such shares be purchased at any one time, except to purchase a residue of fewer than 100 shares. An option may not be exercised for a fractional share.

        Section 5.7    Termination of Directorship.    All rights of a grantee in an option, to the extent that such rights have not been exercised, shall lapse and be forfeited one year after the termination of his or her services as a director of the Company or, if earlier, on the original expiration date of the option. In the case of retirement, whether by reason of disability or age, such grantee's option may be exercised within the period set forth in the preceding sentence by such grantee or his or her legal representative. In the case of death, such grantee's option may be exercised within the period set forth in the preceding sentence by the personal representative of the grantee's estate or by the person or persons to whom the option is transferred pursuant to the grantee's will or in accordance with the laws of descent and distribution.

ARTICLE VI. OPTION PRICE

        The option price per share for the shares covered by each option shall be the fair market value (as determined in Article VII) of one share of Stock as of the date of grant of the option; provided, that the Board of Directors may, in its discretion by majority vote, set the option price per share for the shares covered by each option in excess of the fair market value of one share of Stock as of the date of grant of the option.

ARTICLE VII. VALUATION OF STOCK

        For all valuation purposes under the Plan, the fair market value of a share of Stock shall be the last reported sale price as of the close of trading activity on the day for which such fair market value is to be determined, as reported on the Nasdaq National Market system, or any similar system then in use, or the principal securities exchange on which the Stock is listed on such date. If there is no trade on such day, then the last trade price on the next preceding day for which there does exist such a trade shall be determinative of fair market value.

ARTICLE VIII. NO RIGHT TO CONTINUE AS A DIRECTOR

        Neither the Plan nor the granting of a Director Stock Award or an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time or at any particular rate of compensation.

ARTICLE IX. ADJUSTMENT TO STOCK

        In the event any change is made to the Stock subject to the Plan or subject to any outstanding option granted under the Plan (whether by reason of merger, exchange of shares, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), then appropriate adjustments shall be made to the number of shares and option price per share of Stock subject to outstanding options. The grant of Stock or options under the Plan shall not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE X. EFFECTIVE DATE

        The Plan originally became effective on June 10, 1997, the date of the first Annual Meeting after the adoption of the Plan by the Board of Directors of the Company (the "Effective Date").

ARTICLE XI. AMENDMENT OF THE PLAN

        The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided that no such amendment shall adversely affect a grantee's rights under any Director Stock Award previously issued or option previously granted without the grantee's consent.

ARTICLE XII. USE OF PROCEEDS

        The cash proceeds received by the Company from the issuance of shares pursuant to options under the Plan shall be used for general corporate purposes.

ARTICLE XIII. COMPLIANCE WITH APPLICABLE LAWS

        All transactions pursuant to terms of the Plan, including, without limitation, grants of Stock and grants and vesting of options, shall only be effective at such time as counsel to the Company shall have determined that such transaction will not violate federal or state securities or other laws or regulations.

ARTICLE XIV. GOVERNING LAW

        The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Texas and construed accordingly.

ARTICLE XV. SUCCESSORS

        The Plan shall be binding upon the successors and assigns of the Company.

AMENDMENT NO. 1

TO

STEWART & STEVENSON SERVICES, INC.

AMENDED AND RESTATED
1996 DIRECTOR STOCK PLAN
(the "Plan")

        WHEREAS, Stewart & Stevenson Services, Inc., a Texas corporation (the "Company"), previously established the incentive compensation plan known as the "Stewart & Stevenson Services, Inc. 1996 Director Stock Plan" on August 27, 1996 (the "Original Plan"), which Original Plan was approved by the shareholders of the Company;

        WHEREAS, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission on October 31, 1996 to register 150,000 shares of common stock, without par value, of the Company (the "Stock"), to be issued pursuant to stock awards and option grants made under the Original Plan;

        WHEREAS, on April 8, 2002, the Company amended and restated the Original Plan (the "Plan") to, among other things, dedicate an additional 350,000 shares for issuance pursuant to stock awards and option grants made under the Plan, which amendment and restatement was approved by the shareholders of the Company;

        WHEREAS, the Company has determined that the Plan should be amended to increase the number of shares of Stock available for issuance hereunder from the current 500,000 shares by 300,000, such that the maximum aggregate number of shares of Stock dedicated for issuance under the Plan should be limited to 800,000 shares of Stock;

        WHEREAS, the Company has determined that no option issued under the Plan should be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted option, unless such repricing, replacement or regrant is approved by the shareholders of the Company;

        NOW, THEREFORE, effective as of July 9, 2004, the Plan is hereby amended as follows:

          1)    Article III of the Plan is amended to read in its entirety as follows:

ARTICLE III. STOCK SUBJECT TO THE PLAN

        The total number of the Company's authorized but unissued shares of common stock, without par value, ("Stock") with respect to which Director Stock Awards and options may be granted shall not exceed 800,000 shares. The class and aggregate number of shares of Stock which may be subject to Director Stock Awards and options granted under the Plan shall be subject to adjustment in accordance with Article IX. In connection with the issuance of shares of Stock under the Plan, the Company may utilize treasury shares or authorized but unissued shares. If any Director Stock Award or option under the Plan shall expire or terminate for any reason without having been exercised in full or if any Director Stock Award or option shall be forfeited, the shares subject to the unexercised or forfeited portion of such award or option shall again be available for purposes of the Plan.

          2)    Article XI of the Plan is amended to read in its entirety as follows:

ARTICLE XI. AMENDMENT OF THE PLAN

        The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided that no such amendment shall adversely affect a grantee's rights under any Director Stock Award previously issued or option previously granted without the grantee's consent. In addition, without the prior approval of the Company's shareholders, any option previously granted under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted option, except as provided in Article IX.

          3)    Article X of the Plan is amended to read in its entirety as follows:

ARTICLE X. EFFECTIVE DATE

        The Plan originally became effective on June 10, 1997, the date of the first Annual Meeting after the adoption of the Plan by the Board of Directors of the Company (the "Effective Date"). No Option shall be granted pursuant to the Plan after July 8, 2014.

APPENDIX C

STEWART & STEVENSON SERVICES, INC
AMENDED AND RESTATED 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN

        WHEREAS, Stewart & Stevenson Services, Inc., a Texas corporation (the "Company"), previously established the incentive compensation plan known as the "Stewart & Stevenson Services, Inc. 1993 Nonofficer Employee Stock Option Plan" (the "Plan");

        WHEREAS, the Plan originally authorized the issuance of Options (hereinafter defined) to purchase up to 300,000 shares of Stock (hereinafter defined);

        WHEREAS, the Plan contained a formula whereby the number of shares authorized for issuance under the Plan was automatically increased on February 1st of each fiscal year by the number of shares awarded under Options granted under the Plan during the prior year;

        WHEREAS, as of the effective date of this amendment and restatement of the Plan, the Plan provides that the total number of shares of Stock that have been authorized for issuance pursuant to Options under the Plan is 2,227,600, which consists of 300,000 shares of Stock dedicated on the original effective date of the Plan and 1,927,600 shares added to the Plan pursuant to formula during each fiscal year prior to January 31, 2004;

        WHEREAS, as of the effective date of this amendment and restatement of the Plan, there are 870,750 Options to purchase shares of Stock outstanding and 1,034,650 Options available for future grant;

        WHEREAS, the Company has determined that no additional Options to purchase shares of Stock should be authorized by formula or otherwise under the Plan;

        WHEREAS, the Company has determined that the Plan should be amended and restated effective January 31, 2004, to (i) eliminate the formula which provides for the annual increase of the number of Options (hereinafter defined) available for grant under the Plan, (ii) provide that no Option should be repriced, replaced or regranted through cancellation or by lowering the option price of a previously granted Option, unless such repricing, replacement or regrant is approved by the shareholders of the Company, and (iii) clarify the definition of the price at which an option can be granted under the Plan;

        WHEREAS, the Company has determined that the maximum aggregate number of shares of Stock dedicated for issuance under the Plan should be limited to 2,227,600 shares of Stock, which equals the number of shares of Stock available for issuance under the terms of the Plan immediately prior to this amendment and restatement;

        NOW, THEREFORE, the Plan is hereby amended and restated in its entirety to provide as follows:

        1.    Purpose of the Plan.    The purpose of this Plan is to provide a means for the Company to attract and retain employees and motivate such employees to exert their best efforts on behalf of the Company. The term "Employees" means those employees of the Company and its subsidiaries who are not, on the date that an Option under the Plan is granted to them, a director or an officer of the Company (as such term is defined in Rule 16a-1(f) promulgated pursuant to the Securities Exchange Act of 1934). The term "Option" as used herein means the right to purchase one (1) share of Stock under this Plan.

        2.    Number of shares available to the Plan.    Options may be granted by the Company from time to time to Employees to purchase an aggregate of up to 2,227,600 shares of Stock, and such number of shares shall be reserved for Options granted under the Plan, subject to adjustment as provided in Section 10. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. In the event that any outstanding

Option shall expire or terminate for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan. If Stock is used by the Employee pursuant to Section 5.e. of this Plan to pay the exercise price of an Option, only the net number of shares of Stock issued by the Company shall be considered utilized under this Plan. If shares of Stock are withheld by the Company to pay tax withholding due from the Employee, the number of such shares withheld shall not be considered utilized under this Plan.

        3.    Administration of the Plan.    The Plan shall be administered by the Compensation and Management Development Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee may interpret the Plan; prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan or Options granted pursuant to the Plan; determine which Employees, if any, will be granted Options pursuant to the Plan and the terms of option agreements relating thereto; and take such other action as it deems necessary or advisable, except as otherwise expressly reserved to the Board in the Plan. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive. The Committee may designate the Secretary of the Company or other employees of the Company to perform ministerial functions under the Plan and may delegate authority to execute documents on behalf of the Committee to any officer of the Company.

        4.    Grant of Options.    Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Employees to whom Options are granted and the number of Options granted to each such Employee. Such grants shall be set forth in the minutes of the Committee.

        5.    Terms and Conditions.    Each Option granted under the Plan shall be evidenced by an Option agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

          a.    Number.    Each option agreement shall set forth the number of Options granted to the individual named therein pursuant to the terms of this Plan.

          b.    Option Period.    Each option agreement shall specify the period for which the Options thereunder are granted and shall provide that the Options thereunder shall expire at the end of such period. Unless terminated earlier in accordance with the terms of the Plan, each option shall terminate upon the expiration of ten years after such option was granted.

          c.    Option Price.    Each option agreement shall specify the purchase price of each share of Stock subject to Options thereunder, which shall be not less than 100% of the fair market value of the Stock on the date of grant. For purposes of this Section 5.c., the fair market value of a share of Stock shall be the last reported sale price as of the close of trading activity on the day for which such fair market value is to be determined, as reported on the New York Stock Exchange, or the principal securities exchange or system on which the Stock is listed on such date. If there is no trade on such day, then the last trade price on the next preceding day for which there does exist such a trade shall be determinative of fair market value.

          d.    Exercise Period.    Each option agreement shall specify whether the Options granted thereby are exercisable in whole or in increments, and whether such exercise may be made immediately or after a designated holding period.

          e.    Payment of Purchase Price upon Exercise.    Each option agreement shall provide that the purchase price pursuant to each Option shall be paid to the Company at the time of exercise either in cash or in Stock previously owned by the Employee for a period of not less than six (6) months and having total fair market value, as determined by the Committee, equal to the option price, or by a combination of cash and previously owned Stock having a total fair market value, as so determined, equal to the option price.

        6.    Effect of Termination.    Except as set forth below, all rights of any Employee shall cease and all Options granted pursuant to the Plan shall terminate upon the termination of employment with the Company.

          a.    Normal Termination.    If an Employee's employment with the Company is terminated for any reason other than death, disability, retirement or cause, the Employee shall have the right, during the period ending thirty (30) days after such termination, to exercise any Option granted under the Plan to the extent that it was exercisable at the date of termination of such employment and shall not have been exercised, but in no event later than the date such Option would have expired had it not been for the termination of the Employee's employment.

          b.    Death, Disability or Retirement.    If an Employee's employment with the Company shall be terminated by reason of death, disability or retirement, all Options granted to such Employee shall become immediately exercisable and the Employee or his personal representatives, heirs or legatees shall have the right, during the period ending one (1) year after such termination, to exercise such Option but in no event later than the date the Option would have expired had it not been for the termination of the Employee's employment. The terms "disability" and "retirement" shall be determined in accordance with applicable Company personnel policies as interpreted in the exercise of the Committee's discretion and the term "disability" shall mean total and permanent disability.

          c.    Termination for Cause.    If an Employee's employment with the Company is terminated for cause, all right to exercise any Option shall terminate at the date of such termination of employment. For this purpose, termination for cause shall mean termination of the Employee's employment due to the Employee's misconduct including but not limited to commission of a felony or perpetration of a common law fraud which has resulted or is likely to result in economic damage to the Company, all as the Committee, in its sole discretion, may determine.

        7.    Assignability.    Options shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution, and no right or interest in this Plan or in Options shall be subject to pledge, hypothecation, encumbrance, garnishment, attachment, execution or levy of any kind. No transfer of an Option by will or by the laws of descent and distribution shall be effective against the Company unless the Company has received written notice of such transfer and an authenticated copy of such will or other evidence of such transfer satisfactory in form and content to the Committee.

        8.    No Rights as Stockholders.    No Employee shall have any rights as a stockholder with respect to any Option until the date of exercise and payment for such shares.

        9.    Extraordinary Corporate Transactions.    Notwithstanding any other limitation or restriction in the Plan, each Option granted under the Plan will become exercisable for the aggregate number of shares covered thereby, except to the extent that the acceleration of the exercisability of any such Option would result in an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, in the event (a) the Board or the stockholders of the Company approve (i) any consolidation or merger of the Company in which the Company is not the surviving corporation, other than a merger of the Company in which the holders of Stock immediately prior to the merger have the same proportionate ownership of Stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Company or (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company; or (b) any person acquires Stock pursuant to a tender offer or exchange offer to acquire any Stock and after consummation of such offer, the person owns thirty percent (30%) or more of the outstanding Stock.

        10.    Changes in Company's Capital Structure.    The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the outstanding shares of Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the option prices shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option price.

        11.    Withholding of Taxes.    The Company may directly or indirectly withhold all federal, state, city or other taxes as a result of the Employee's exercise of Options. The Employee shall either provide the Company with the necessary funds to pay any withholding obligations arising from the exercise of an Option or accept a reduction in the number of shares of Stock to be delivered as a result of an exercise by the number of shares of Stock having a fair market value equal to the minimum statutory amount of withholding required. The Employee shall notify the Company of his election to provide the additional funds required or accept a reduction in the number of shares of Stock issued at the time an Option is exercised.

        12.    Compliance with Other Laws and Regulations.    The Plan, the grant and exercise of Options thereunder and the obligation of the Company to sell and deliver shares of Stock under such Options shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares of Stock on any stock exchange on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

        13.    Amendments or Termination.    The Board of Directors may amend, alter or discontinue the Plan at any time, but no amendment or alteration shall be made which would impair the rights of any participant under Options theretofore granted without his consent. In addition, without the prior approval of the Company's shareholders, Options issued under the Plan will not be repriced, replaced or regranted through cancellation or by lowering the Option Price of a previously granted Option, except as provided in Section 10.

        14.    Headings of No Effect.    The Section and subsection headings contained in this Plan are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of the Plan.

        15.    Effective Date of the Plan.    The effective date of the Plan shall be March 16, 1993 subject to registration of interests in the Plan and Stock to be issued pursuant to Options with the Securities and Exchange Commission, if required. Options may be granted by the Committee as provided herein subject to such subsequent registration with the Securities and Exchange Commission. No Option shall be granted pursuant to the Plan after January 30, 2014.

        16.    Plan Name.    The Plan shall be known as the "Amended and Restated Stewart & Stevenson Services, Inc. 1993 Nonofficer Employee Stock Option Plan."

        17.    Options not Includable for Benefit Purposes.    Each Employee, by accepting an Option, will acknowledge and agree (i) that the grant of Options to him is special incentive compensation which is not to be taken into account as "wages" or "salary" in determining payments or benefits to the Employee under any pension, thrift, stock or deferred compensation plan of Company and (ii), on behalf of his beneficiary, that such grant will not affect any life insurance coverage available to such beneficiary under any life insurance plan covering employees of the Company.

        18.    No Employment Commitment.    Neither any grant of Options nor the execution of an agreement with respect thereto, as contemplated hereby, by the Company is to be interpreted or construed as imposing upon the Company any obligation to retain the services of an Employee for any period of time, and, in the absence of a written employment agreement, such employment will continue to be at the pleasure of the Company and at such compensation as the Company determines from time to time.

        19.    No Right to Receive Options.    Nothing in the Plan shall be construed to give any Employee of the Company any right to receive a grant of Options.

APPENDIX

STEWART & STEVENSON SERVICES, INC. 2707 NORTH LOOP WEST P.O. BOX 1637 HOUSTON, TEXAS 77251-1637	ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 9, 2004

Dear Shareholder:

        The Annual Meeting of Shareholders of Stewart & Stevenson Services, Inc. (the "Company") will be held at 9:00 a.m. on Friday, July 9, 2004, at the Company's fabrication facility at 5000 I-10 West, Sealy, Texas, for the following purposes:

  1.
  Election of three directors to the Board of Directors.

  2.
  Ratification of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending January 31, 2005.

  3.
  Approval of Amendment No. 1 to the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan.

  4.
  Approval of the Stewart & Stevenson Services, Inc. Amended and Restated 1993 Nonofficer Employee Stock Option Plan.

  5.
  If necessary, approval of any proposal to postpone or adjourn the meeting to a later date to solicit additional proxies if there are not sufficient votes to constitute a quorum or sufficient votes to approve the Stewart & Stevenson Services, Inc. Amended and Restated 1996 Director Stock Plan and the Stewart & Stevenson Services, Inc. Amended and Restated 1993 Nonofficer Employee Stock Option Plan at the meeting.

  6.
  Transaction of such other business as may properly come before the meeting or any adjournment thereof.

        Only record holders of our Common Stock at the close of business on May 24, 2004 will be entitled to vote at the meeting or any adjournment thereof.

        It is important that your shares be represented at the meeting. Even if you plan to attend, we urge you to complete and sign the proxy card below, detach it from this letter, and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend this meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

CARL B. KING
June 7, 2004	Senior Vice President, Secretary and General Counsel

DETACH PROXY CARD HERE

STEWART & STEVENSON SERVICES, INC.
ANNUAL MEETING OF SHAREHOLDERS—JULY 9, 2004
COMMON STOCK PROXY

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Carl B. King and Rita M. Schaulat, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock, without par value, of Stewart & Stevenson Services, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Company's fabrication facility at 5000 I-10 West, Sealy, Texas at 9:00 a.m. on Friday, the 9th day of July, 2004 and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

        This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the undersigned grants the Proxies discretionary authority with respect to the election of directors, Proposal 2, Proposal 3 and Proposal 4. Unless otherwise specified, this proxy will be voted FOR the election of all Nominees listed on the reverse side, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

        Any proxy heretofore given by the undersigned with respect to such Common Stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Shareholders is hereby acknowledged.

(Please sign and date proxy on reverse side and return in enclosed envelope)

STEWART & STEVENSON SERVICES, INC. P.O. BOX 11285 NEW YORK, NY 10203-0285

The Board of Directors recommends a vote "For" the following nominees.

1.	Election of Directors	FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	EXCEPTIONS ☐
Nominees: Max L. Lukens, Robert S. Sullivan, James M. Tidwell
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions

2.	Approval of Ernst & Young LLP as independent auditor of the Company.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approval of Amendment to 1996 Director Stock Plan.			In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	Approval of Amended and Restated 1993 Nonofficer Employee Stock Option Plan
	FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	Approval of the postponement or adjournment of the meeting to a later date to solicit additional proxies, if necessary.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

The signature on this Proxy should correspond exactly with shareholder's name as printed to the left. In the case of joint tenancies, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.
	Date	Share Owner sign here		Co-Owner sign here

QuickLinks

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PERSONS NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2007
DIRECTORS WHOSE TERM EXPIRES IN 2005
DIRECTORS WHOSE TERM EXPIRES IN 2006
CORPORATE GOVERNANCE
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT AUDITOR
FEES PAID TO ERNST & YOUNG
PRIOR AUDITOR OF THE COMPANY
PROPOSAL NO. 3 AMENDMENT NO. 1 TO STEWART & STEVENSON SERVICES, INC. AMENDED AND RESTATED 1996 DIRECTOR STOCK PLAN
NEW PLAN BENEFITS 1996 PLAN
PROPOSAL NO. 4 AMENDMENT AND RESTATEMENT OF THE STEWART & STEVENSON SERVICES, INC. 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN
PROPOSAL NO. 5 Adjournments
PERFORMANCE OF STEWART & STEVENSON COMMON STOCK
REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY OF COMPENSATION
GRANTS AND EXERCISES OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
OPTION GRANTS DURING FISCAL 2003
OPTION EXERCISES DURING FISCAL 2003 AND YEAR-END VALUES
EQUITY COMPENSATION PLANS
EMPLOYMENT AND SEVERANCE AGREEMENTS
TRANSACTIONS WITH MANAGEMENT AND CERTAIN BUSINESS RELATIONSHIPS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
FORM 10-K FOR FISCAL 2003
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
PROPOSALS AND NOMINATIONS BY SHAREHOLDER
AUDIT COMMITTEE CHARTER OF STEWART & STEVENSON SERVICES, INC.
STEWART & STEVENSON SERVICES, INC. AMENDED AND RESTATED 1996 DIRECTOR STOCK PLAN April 8, 2002
STEWART & STEVENSON SERVICES, INC AMENDED AND RESTATED 1993 NONOFFICER EMPLOYEE STOCK OPTION PLAN
  APPENDIX